UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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Daktronics, Inc.
(Name of Registrant as Specified in its Charter)

____________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Preliminary Proxy Materials - Subject to Completion

DAKTRONICS, INC.
201 Daktronics Drive
Brookings, South Dakota 57006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 7, 2022

Time	4:30 p.m. Central Daylight Time on Wednesday, September 7, 2022

Place	Daktronics, Inc. (the "Company")
201 Daktronics Drive
Brookings, South Dakota 57006

Items of Business	1.	To elect two Directors to serve for a three-year term that expires on the date of the Annual Meeting of Shareholders in 2025 or until his successor is duly elected and qualified.
	2.	To approve, on an advisory (non-binding) basis, of the Company's executive compensation.
	3.	To ratify the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the Company for fiscal 2023; and
	4.	To approve an amendment to our Employee Stock Purchase Plan.
	5.	To approve our shareholder Rights Agreement.
Shareholders will also transact such other business as may properly come before the 2022 Annual Meeting of Shareholders and any adjournment or postponement thereof (the "Annual Meeting").

Record Date	You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on July 6, 2022.

Annual Meeting	All shareholders are invited to attend the Annual Meeting in person with proof of ownership, such as your last broker or EQ Shareholder Services statement.

Voting by Proxy	Even if you plan to attend the Annual Meeting, please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Shareholders may vote their shares:
	1.	over the Internet;
	2.	by written ballot at the Annual Meeting;
	3.	by telephone; or
	4.	by mail.

For specific instructions, refer to the procedural matters section of the Proxy Statement or to the voting instructions on the proxy card, both of which accompany this notice.

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT AUGUST 8, 2022.

By Order of the Board of Directors,

Carla S. Gatzke
Secretary

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE DAKTRONICS, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 7, 2022.

This notice and the accompanying Proxy Statement, proxy card and our Fiscal 2022 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended April 30, 2022, are available at our website at www.daktronics.com. Additionally, and in accordance with the rules of the Securities and Exchange Commission, shareholders may access these materials at the cookies-free website indicated in the Notice of Internet Availability of Proxy Materials that you received in connection with this notice and the accompanying Proxy Statement.

Daktronics, Inc.

DAKTRONICS, INC.

PROXY STATEMENT
FOR 2022 ANNUAL MEETING OF SHAREHOLDERS

PROCEDURAL MATTERS

General
The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Daktronics, Inc., a South Dakota corporation, for use at our 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof (the "Annual Meeting") scheduled to be held on Wednesday, September 7, 2022 at Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota at 4:30 p.m. Central Daylight Time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying form of proxy, together with our Fiscal 2022 Annual Report to Shareholders, are being made available to shareholders on the Internet or are being mailed on or about August 8, 2022 to shareholders entitled to vote at the Annual Meeting.

All shareholders are invited to attend the Annual Meeting in person with proof of ownership, such as your last broker or EQ Shareholder Services statement, and government-issued identification.

In this Proxy Statement, "Daktronics", "Company", "registrant", "we", "us" and "our" refer to Daktronics, Inc.

Shareholders Entitled to Vote; Record Date
Only shareholders of record at the close of business on July 6, 2022 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 45,033,839 shares of our common stock, no par value (the "Common Stock"), outstanding and entitled to vote held by 947 shareholders of record.

Notice of Internet Availability of Proxy Materials
We are making proxy materials for the Annual Meeting available over the Internet. Therefore, we are mailing to the majority of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. The notice is entitled "Notice of Internet Availability of Proxy Materials." All shareholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. Our proxy materials may also be accessed on our website at www.daktronics.com by selecting "Investors" at the bottom of the website under "Our Company" and then "Annual Reports and Proxy" under the heading "Financial Information." We are providing some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability of Proxy Materials.

Voting at the Annual Meeting; Vote Requirements
The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, represented for any purpose at the Annual Meeting, will constitute a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Each share is entitled to one vote on all matters submitted to a vote.

However, with respect to only the election of Directors, shareholders have cumulative voting rights. Every shareholder will have the right to cast a number of votes equal to the number of Directors to be elected at the Annual Meeting multiplied by the number of shares the shareholder is entitled to vote. Shareholders may cast all votes for one nominee or distribute the votes as they choose among two or more nominees. Shares abstaining will be treated as not voted.

A plurality of the votes cast is required for the election of Directors. This means that the Director nominee with the most votes for a particular slot is elected for that slot. Because there are two seats up for election, the two Directors receiving the most "FOR" votes will be elected to the Board at the Annual Meeting. Only votes "for" or "withheld" affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the election of Directors. The affirmative vote of a majority of the voting power of the shares of Common Stock present and entitled to vote and represented at the Annual Meeting at the time of the vote, either in person or by proxy, assuming a quorum is present, is required to approve the other proposals. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but they will not be considered to have been voted in favor of such matter. If a signed proxy is returned by a broker, bank, trustee, or other nominee holding shares in "street name," and it indicates that the broker, bank, trustee, or other nominee does not have discretionary authority to vote certain shares on one or more matters, such shares will be considered present at the Annual Meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

Counting Votes
The inspector of election appointed for the Annual Meeting will count the votes cast by proxy or in person at the Annual Meeting.

Brokers, banks, trustees, or other nominees who hold shares in street name for customers will not be able to vote the shares without instructions from their customers with respect to any of the proposals, other than the proposal to ratify the selection of our auditors (Proposal Three of this Proxy Statement). Shares for which brokers, banks, trustees, or other nominees have not received instructions, and which therefore are not voted, with respect to a particular proposal are referred to as "broker non-votes" with respect to that proposal. Abstentions will not affect the outcome of the vote on Proposal One and will have the same effect as a vote "AGAINST" on Proposal Two, Proposal Three, Proposal Four and Proposal Five, Broker non-votes will not affect the outcome of Proposal One and will have the same effect as a vote "AGAINST" on Proposal Two, Proposal Three, Proposal Four and Proposal Five.

How Votes are Submitted
If the shares of Common Stock are held directly in the name of the shareholder, he or she can vote on matters to come before the Annual Meeting:

•	by completing, dating and signing the proxy card and returning it to us in the postage-paid envelope provided for that purpose, if the shareholder has received a paper copy of a proxy card;

•	by written ballot at the Annual Meeting;

•	by telephone, by calling 1-866-804-9616; or

•	by Internet, at www.AALvote.com/DAKT.

Shareholders whose shares of Common Stock are held in "street name" must either direct the record holder of their shares as to how to vote their shares of Common Stock or obtain a proxy from the record holder to vote at the Annual Meeting. "Street name" shareholders should check the voting instruction cards used by their brokers, banks, trustees, or other nominees for specific instructions on methods of voting, including by telephone or using the Internet.

Participants in the Daktronics, Inc. 401(k) Plan (the "401(k) Plan") who hold Common Stock in the 401(k) Plan are entitled to instruct the trustee of the 401(k) Plan as to how to vote their shares. Each participant will receive a Notice of Internet Availability of Proxy Materials, similar to the notice received by the registered holders described above. Each participant will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice as described above. The participants can vote on matters as described above. The votes will then be tabulated and submitted for vote by the trustee for the 401(k) Plan. If a participant does not timely vote, the trustee will vote the shares allocated to that participant in the same proportion as the shares that are voted by all other participants under the 401(k) Plan.

Proxies
All shares entitled to vote and represented by properly submitted proxies received before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies if they are not revoked before the vote as described below. If no instructions are indicated on a properly submitted proxy, the shares represented by that proxy will be voted as recommended by the Board. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment to the extent permitted under Rule 14a-4(c).

Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by:

•	delivering a written notice of revocation to the Secretary of the Company;

•	submitting another proxy bearing a later date;

•	voting by telephone or via the Internet after a prior telephone or Internet vote; or

•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting alone will not itself revoke a proxy).

Appraisal or Dissenters' Rights
Applicable South Dakota law, the Company's Amended and Restated Articles of Incorporation with Articles of Amendment, and its Amended and Restated Bylaws do not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Expenses of Solicitation
All expenses of this solicitation by the Company, including the cost of preparing and mailing this Proxy Statement, will be borne by us. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our Directors, officers and employees may also solicit proxies in person or by telephone, email, letter or facsimile. Such Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We have engaged Alliance Advisors LLC ("Alliance Advisors") to assist with the solicitation of proxies for an estimated fee of $90,000 plus reimbursement of expenses. We have agreed to indemnify Alliance Advisors against potential certain liabilities arising out of our agreement with Alliance Advisors.

Procedure for Submitting Shareholder Proposals
Shareholders may present proper proposals for inclusion in our proxy materials for consideration at the next annual meeting of our shareholders by submitting their proposals to us in a timely manner. In order to be included in our proxy materials for the next annual meeting, shareholder proposals must be received by us no later than April 10, 2023 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If a shareholder would like to nominate a Director or bring other business before the shareholders at the next annual meeting of our shareholders without including the proposal in our proxy statement, we must receive notice of the proposal on or before June 24, 2023, and the shareholder must otherwise comply with Rule 14a-4(c) under the Exchange Act. Notices of intention to present proposals at the 2023 annual meeting of shareholders should be addressed to Corporate Secretary, Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota 57006.

At the date of this Proxy Statement, the Company knows of no other business that may be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxies to vote the proxy in accordance with their best judgment to the extent permitted under Rule 14a-4(c) of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Common Stock as of July 6, 2022, the Record Date, by each of our current Directors and the one director nominee who is not currently a Director; by each named executive officer named in the Summary Compensation Table; by all named executive officers, the Director nominee who is not currently a Director, and all current Directors as a group; and by each shareholder who is known by us to own beneficially more than five percent of our outstanding Common Stock.

Name and Address of Beneficial Owners	Note	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Shares(2)
5% Beneficial Owners:	(15)
Dimensional Fund Advisors LP	(16)	2,356,797	5.2%
Building One, 6300 Bee Cave Road
Austin, TX 78746
Dr. Aelred J. Kurtenbach	(17)	2,617,218	5.8%
Daktronics, Inc. 401(k) Plan	(18)	2,390,213	5.3%
Named Executive Officers, Directors, and Director Nominee:
Reece A. Kurtenbach	(3)	683,150	1.5%
James B. Morgan	(4)	1,350,862	3.0%
Kevin P. McDermott	(5)	78,615	*
John P. Friel	(6)	73,967	*
Dr. José-Marie Griffiths	(7)	24,149	*
Shereta Williams	(8)	10,159	*
Lance D. Bultena	(9)	10,159	*
Sheila M. Anderson	(10)	102,278	*
Bradley T. Wiemann	(11)	171,789	*
Matthew J. Kurtenbach	(12)	333,690	*
Carla S. Gatzke	(13)	825,323	1.8%
Andrew Siegel	(14)	1,212,875	2.7%
All current Directors, the one Director nominee who is not currently a director, and all named executive officers as a group (12 persons, consisting of those named above)		4,877,016	10.8%
* Less than one percent

(1)	Each person has sole voting and sole dispositive power with respect to all outstanding shares, except as noted.

(2)
Applicable percentage ownership is based on 45,033,839 shares of Common Stock outstanding as of July 6, 2022. In computing the number of shares of Common Stock beneficially owned by a person or group and the percentage ownership of that person or group, we deemed outstanding shares of Common Stock subject to options held by that person or group that are currently exercisable, options held by that person or group that are exercisable within 60 days of July 6, 2022, and restricted stock units that are scheduled to vest within 60 days of July 6, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

(3)
Includes 136,950 shares subject to options, 33,585 shares held through the 401(k) Plan, 17,400 shares held by his spouse, 44,800 shares held by his children, and 5,520 shares of restricted stock which vest within 60 days from July 6, 2022.

(4)	Includes 17,496 shares subject to exercisable options and 10,159 shares of restricted stock which vest on August 23, 2022. Mr. Morgan is retiring from the Board of Directors on September 7, 2022.

(5)	Includes 17,496 shares subject to exercisable options and 10,159 shares of restricted stock which vest on August 23, 2022.

(6)	Includes 17,496 shares subject to exercisable options and 10,159 shares of restricted stock which vest on August 23, 2022.

(7)	Includes 10,159 shares of restricted stock which vest on August 23, 2022.

(8)	Includes 10,159 shares of restricted stock which vest on August 23, 2022.

(9)	Includes 10,159 shares of restricted stock which vest on August 23, 2022.

(10)	Includes 61,870 shares subject to options, 8,544 shares held through the 401(k) Plan and 2,600 shares of restricted stock which vest within 60 days from July 6, 2022.

(11)	Includes 63,300 shares subject to options, 597 shares held by his spouse and 2,600 shares of restricted stock which vest within 60 days from July 6, 2022.

(12)	Includes 63,000 shares subject to options, 16,120 shares held through 401(k) Plan, 39,100 shares held by his children and 2,600 shares of restricted stock which vest within 60 days from July 6, 2022.

(13)
Includes 59,850 shares subject to options, 169,683 shares held through the 401(k) Plan, 90,000 shares held by her spouse, 15,005 shares held by her child and 2,550 shares of restricted stock with which vest within 60 days from July 6, 2022.

(14)	Consists of 1,212,875 shares owned by Prairieland Holdco, LLC ("PLH"). Mr. Siegel is the sole member and president of Prairieland MM, LLC. which is the manager of PLH.

(15)	To the Company's knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than five percent of the outstanding shares of the Company's common stock.

(16)
Data based on an Amendment to Schedule 13G/A filed by the shareholder with the Securities and Exchange Commission (the "SEC") on February 14, 2022. As set forth in the Schedule 13G/A, Dimensional Fund Advisors LP has sole voting power as to 2,276,834 of these shares and sole dispositive power as to all 2,356,797 shares.

(17)
Includes 838,488 shares held by his spouse, Irene Kurtenbach, and 681,675 shares held in Medary Creek LLLP. Medary Creek LLLP is a limited liability limited partnership of which Aelred and Irene Kurtenbach are the general partners. The address for Aelred and Irene Kurtenbach and Medary Creek LLLP is 47209 220th Street, Brookings, SD 57006. Aelred J. Kurtenbach is a founder of the Company and its former Chairperson, President and Chief Executive Officer.

(18)	The Common Stock held by the 401(k) Plan and allocated to the 401(k) Plan participants are voted by the trustee of the 401(k) Plan according to the instructions of the 401(k) Plan participants. The address of the 401(k) Plan is 201 Daktronics Drive, Brookings, South Dakota 57006.

PROPOSAL ONE
ELECTION OF DIRECTORS

General
The Board consists of seven individuals divided into three classes serving staggered three-year terms of office. There is one Director (Kevin P. McDermott) whose term will expire at the Annual Meeting; two Directors (Dr. José-Marie Griffiths and Lance D. Bultena) whose terms will expire in 2023; and three Directors (John P. Friel, Reece A. Kurtenbach, and Shereta Williams) whose terms will expire in 2024. Because of Mr. Morgan's retirement, of which the Board was notified on July 28, 2022, the Board did not include him in the slate of nominees for the Annual Meeting.

The Nominating and Corporate Governance Committee of the Board (the "Nominating Committee") has recommended to the Board of Directors that Kevin P. McDermott be nominated for re-election and Andrew Siegel be nominated for election at the Annual Meeting for a three-year term that expires on the date of the Annual Meeting of Shareholders in 2025 or until his successor is duly elected and qualified, and the Board has approved the recommendations. With respect to Mr. Siegel's nomination, please see the section of this Proxy Statement below entitled "Proposal One - Election of Directors - Cooperation Agreement."

Vote Required
See "Procedural Matters – Voting at the Annual Meeting: Vote Requirements" for a description of the votes required for the election of Directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW FOR DIRECTORS.

Directors and Nominees for Director
The following table sets forth the name, age and certain other information about each nominee for Director as of the Record Date:

Name	Age	Principal Occupation	Committees Served On
Kevin P. McDermott	68	Board member of Genesco Inc.	Audit Committee - Chair
Andrew Siegel	56	President of Prairieland Holdco, LLC and TLI Bedrock Holdco, LLC	Not applicable (1)
(1) The Company has agreed in the Cooperation Agreement described below that the Board will appoint Mr. Siegel to the Nominating Committee after his election to the Board.

Each of the Company's nominees has consented to (i) serve as a nominee, (ii) be named as a nominee in this Proxy Statement, and (iii) serve as a director if elected. Except as described elsewhere in this Proxy Statement, none of our directors, director nominees, officers, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, other than elections to office.

Kevin P. McDermott (68) has been a Director of the Company since June 2015 and has served on the Audit Committee of the Board (the "Audit Committee") as a member from August 2015 through September 2016 and as Chairperson of the Audit Committee since October 2016. On June 1, 2020, Mr. McDermott was named by the Board as the Lead Independent Director. Mr. McDermott retired from an international accounting firm, KPMG LLP, in the fall of 2013 after being with the firm for 33 years in various capacities, including audit engagement partner, SEC reviewing partner, professional practice partner, and in the firm’s Office of General Counsel. In addition to fulfilling professional obligations related to audits of financial statements and internal control over financial reporting, he assisted clients with financial and operational issues, acquisition due diligence, personnel performance, and corporate governance. In his capacity as SEC reviewing partner, Mr. McDermott performed concurring partner reviews of audits of financial statements and internal control over financial reporting for publicly-held audit clients. While in the Office of General Counsel, he provided assistance on a privileged basis to the firm and outside counsel in various SEC and Public Company Accounting Oversight Board investigations and third-party litigation matters. He holds a Bachelor of Science in Economics from South Dakota State University. Mr. McDermott was appointed to the board of directors of Genesco Inc. (NYSE-GCO) effective February 1, 2016 and currently serves on its Audit Committee. Genesco is a publicly-traded retailer and wholesaler of branded footwear, apparel and accessories. From March 2019 through March 2020, Mr. McDermott served as Chief Audit Executive for Pinnacle Financial Partners, Inc., a publicly-held bank holding company located in Nashville, Tennessee. Mr. McDermott brings significant expertise in the area of financial and internal control over financial reporting by publicly-traded companies. This expertise aligns with our responsibility and commitment to provide oversight for our shareholders relating to the integrity of our financial statements and related filings.

Andrew Siegel (56) currently manages Prairieland Holdco, LLC ("PLH"), whose sole member is TLI Bedrock, LLC ("TLI"), a private multi-strategy investment firm of which he is chief investment officer. In 2019, he co-founded and served as Executive Chairman of FourQ Systems, Inc. an enterprise financial technology company which was sold to Blackline, Inc. (NASDAQ:BL) in January 2022. Mr. Siegel was founding partner of Advance Venture Partners, the investment fund of global media company Advance Publications, Inc. He joined Advance in 2010 and, as Executive Vice President, Strategy and Corporate Development, was responsible for growth initiatives at the holding company and its operating units including Condé Nast. He oversaw The Sports Business Journal/SBD until December 2019. Mr. Siegel joined Advance from Yahoo! Inc., where he led the digital media company’s corporate development team from September 2009 until December 2010. He previously was an executive with General Electric Company ("GE") from 2004 until 2009 and its financial arm, GE Capital. He joined GE upon its acquisition of InVision Technologies, Inc. (NASDAQ: INVN) in December 2004, where he had served as an executive officer since 2001. He began his career as a corporate lawyer at Skadden, Arps, Slate, Meagher & Flom, LLP in New York City. Andrew received a

Bachelor of Arts from the Newhouse School of Public Communications at Syracuse University, a Master of Science degree from the Jewish Theological Seminary, and a juris doctor degree (JD) from New York University School of Law. He serves on the boards of the Park Avenue Synagogue and the Ashley Hope Foundation as well as those of the private companies Gaming Society, Next League, Strategic Financial Solutions and Copyleaks. Mr. Siegel brings to the Board his experience in strategy and corporate development.

The identity of the remaining Directors whose terms do not expire at the Annual Meeting and certain information about them as of the Record Date are set forth below:

John P. Friel (68) has been a Director of the Company since September 2015 and has served on the Audit Committee since September 2015 and on the Compensation Committee of the Board (the "Compensation Committee") since October 2016. Mr. Friel was named Compensation Committee Chair on September 1, 2020. Mr. Friel served for 30 years in various capacities at MEDRAD, Inc., a global company that designs, develops, manufactures, sells, and supports medical devices. MEDRAD is an affiliate of Bayer, AG. He joined MEDRAD in the accounting area and earned a promotion to Treasurer and Vice President of Corporate Planning in 1986 and Vice President of Business Development in 1987. He served as Executive Vice President of Sales and Marketing from 1989 to 1995, Senior Vice President and General Manager from 1995 to 1998, and President and Chief Executive Officer from 1998 to 2010. MEDRAD received the Malcolm Baldrige National Quality Award twice during his tenure, once in 2004 and again in 2010. Mr. Friel retired as Chief Executive Officer of Vascor, Inc. in December 2019, and he has served as a member of the Board of Directors since June 2016. Vascor is a pre-clinical medical device development company. He also is currently a Director at Preservation Technologies L.P., a Director of the medical device industry segment at Blue Water Growth LLC, and a Director at American Productivity and Quality Center ("APQC"). Mr. Friel is the Principal and Founder of Five Radicals, which focuses on Baldrige Performance Excellence, strategic planning, general business consulting to entrepreneurial medical device companies, and private equity business development opportunity search efforts. Mr. Friel is a director and Chief Strategy Officer of Magvation, LLC, a medical device development company. Mr. Friel is a Senior Partner of the Mikan Group, a general management consulting company. He holds a Master of Arts in Law and Diplomacy from Tufts University and a Bachelor of Arts in Political Science and Bachelor of Science in Accounting from Pennsylvania State University. Mr. Friel brings to the Board extensive global general management knowledge and practice. He has strong experience in building and growing businesses, especially in technical product development and global expansions, which align with many of the Company's initiatives and strategies.

Reece A. Kurtenbach (57) was appointed as President and Chief Executive Officer and a Director of the Company effective on September 1, 2013 and has served as Chairman of the Board since September 2014. He served as Executive Vice President from 2012 until September 2013, Vice President for Live Events and International from 2007 to 2012, Vice President for Video Systems from 2004 until 2007, and manager for video products engineering from 1994 until 2004. Mr. Kurtenbach joined the Company in 1991 as an applications engineer focusing on large display projects. Mr. Kurtenbach also worked as a student employee with various responsibilities from 1983 to 1987. Mr. Kurtenbach holds a Bachelor of Science degree from South Dakota State University in Electrical Engineering, with minors in Mathematics and Computer Science. Mr. Kurtenbach is the son of Dr. Aelred Kurtenbach and brother of Matthew J. Kurtenbach and Carla S. Gatzke. The Board believes that Mr. Kurtenbach is an appropriate representative of management on the Board, given his position as a senior executive officer and his over 30 years of experience with the Company. In addition, Mr. Kurtenbach brings a wealth of industry experience to the Board.

Shereta Williams (48) has been a Director of the Company since September 2021 and has since served on the Audit Committee since September 2021 and the Compensation Committee since September 2021. Ms. Williams is Senior Vice President, New Verticals of Cox Enterprises, Inc., a global communications, automotive, and media company, based in Atlanta, Georgia and has served in such capacity since 2021. She has held a variety of strategy, corporate development and business development roles within the Cox Enterprise, Inc. subsidiaries and groups, including Vice President Business Development from 2020 to 2021; President of Videa, LLC from 2014 through 2020; Vice President of Corporation Development for Cox Media Group from 2010 to 2013; and Director of Development and Digital Services for Cox Television from 2001 through 2006. In between the roles at Cox Enterprise, Inc., from 2006 through 2009, she was the managing director of the currency division for Maven Funds, a startup hedge fund in Atlanta, Georgia where she was responsible for managing traders, implementing automated trading systems, risk management and operations. She began her career working in investment banking as an analyst for mergers and acquisitions for Lazard Freres & Co, LLC from 1996 through 1998. She holds a Bachelor of Science degree in Electrical Engineering, with a concentration in Economics, from the Massachusetts Institute of Technology. Ms. Williams brings to the Board extensive knowledge in corporate development, strategy, and mergers and acquisitions, as well as operational leadership in the digital communications industry.

Lance D. Bultena (59) has been a Director of the Company since September 2021 and has served on the Nominating Committee since September 2021 and the Audit Committee since September 2021. Mr. Bultena is the Global Director of Thought Leadership for Mobility and Transportation at Hogan Lovells, a global law firm, where he is currently a senior counsel after serving as a partner for many years. He has been at the firm (and its predecessor Hogan & Hartson) since 1999. He was Counsel to the U.S. Senate Committee on Commerce, Science, and Transportation from 1995 to 1999. He received a doctorate (D. Phil) in Politics and a masters (M. Phil) in Economics from Oxford University which he attended as a Rhodes Scholar. He received a law degree (J.D.) from Harvard Law School and did his undergraduate study at the University of South Dakota. Dr. Bultena brings to the Board significant experience in helping businesses evaluate and address the challenges of technological change and public policy developments.

Dr. José-Marie Griffiths (70) has been a Director of the Company since September 2020. She is president of Dakota State University, a public university, in Madison, South Dakota and has served in such capacity since July 2015. President Griffiths has spent her career in research, teaching, public service, corporate leadership, economic development, and higher education administration. She has served in presidential appointments to the National Science Board, the U.S. President’s Information Technology Advisory Committee, and the U.S. National Commission on Libraries and Information Science. In 2018, she was appointed as a member of the National Security Commission on Artificial Intelligence, part of the John S. McCain National

Defense Authorization Act for 2019. She has led projects for over 28 U.S. federal agencies, such as the National Science Foundation, NASA, the Department of Energy, and various intelligence and military agencies, and over 20 major corporations, such as AT&T Bell Laboratories and IBM, in over 35 countries, and she has worked with seven major international organizations, including NATO and the United Nations. Dr. Griffiths has received over 20 significant awards in science, technology, teaching and the advancement of women in these fields. She holds a Bachelor of Science degree and a Doctor of Philosophy in Physics and Information Science from the University College London ("UCL"). She was a Post-Doctoral Fellow in Computer Science and Statistics and was recently awarded a Doctor of Science honoris causa from UCL. Dr. Griffiths brings to the Board expertise in a variety of new and emerging technologies including cybersecurity and artificial intelligence, along with significant experience with both military and civilian federal agencies.

Cooperation Agreement
The Company received a letter dated May 27, 2022, as amended May 31, 2022, from PLH which notified the Company of PLH's intent to nominate candidates to the Board, among other requests (the "Nomination Letter"). On July 23, 2022, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with PLH and its affiliates (collectively, the “Prairieland Group”).

Pursuant to the Cooperation Agreement, the Company has agreed to nominate Andrew Siegel to the Board for election at the Annual Meeting. Following the Annual Meeting, the Board will appoint Mr. Siegel to the Nominating Committee. After the Annual Meeting, the Board will also expand from seven to eight directors, and an additional director mutually agreed upon by the Company and the Prairieland Group will be appointed to the Board.

In addition, under the Cooperation Agreement, the Prairieland Group irrevocably withdrew the Nomination Letter; ceased all solicitations of proxies and other activities in connection with the Annual Meeting; and agreed to vote in accordance with the recommendation of the Board with respect to certain proposals at all shareholder meetings, subject to various exceptions.

The Prairieland Group also agreed to certain customary standstill provisions and a voting commitment for the duration of the Cooperation Agreement. The Cooperation Agreement will terminate on the earlier of September 30, 2025 and the conclusion of the Company’s 2025 Annual Meeting of Shareholders. Further, pursuant to the Cooperation Agreement, the Company has agreed to provide the Prairieland Group up to $190,000 in the aggregate to reimburse the Prairieland Group for its documented expenses.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2022.

Independent Directors
The Nominating Committee has determined that each of Messrs. McDermott, Morgan, Friel, Bultena, Siegel, Ms. Williams, and Dr. Griffiths are "independent," as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules (the "Independent Directors"). Accordingly, the Board is composed of a majority of Independent Directors as required by the Nasdaq Listing Rules. In addition, none of our Directors are a party to any agreement or arrangement that would require disclosure pursuant to Nasdaq Listing Rule 5250(b)(3) regarding the payment of compensation to directors by a third party in connection with serving as a Director of the Company.

Summary of Board Diversity
The Nominating Committee is responsible for overseeing the process to recruit and vet candidates for nomination to the Board. In selecting nominees, the Board will consider how to best round out the skills and experience in order to ensure an effective, competent Board that represents diverse perspectives and is best suited to govern the Company into the foreseeable future. Diversity of thought, experience, and composition are important factors the Board evaluates when nominating Board candidates. The following chart summarizes certain self-identified personal characteristics of our Directors, in accordance with Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of July 6, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Did Not Disclose Demographic Background	0

PROPOSAL TWO
ADVISORY (NON-BINDING) APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

The foundation of our executive compensation program is to pay for performance. Base compensation for our executive officers is set relatively low as compared to members of our peer group, and a meaningful portion of the compensation paid to our executive officers is based on long-term equity incentive compensation and annual non-equity incentive compensation, which is focused on the key results and strategic drivers of our business.

The Compensation Discussion and Analysis section of this Proxy Statement explains in more detail our executive compensation program.

We believe that, viewed as a whole, our compensation practices and policies are appropriate and are fair to both the Company and its executives and align with the long-term interests of our shareholders.

As an advisory approval, this proposal is non-binding. However, the Board and our Compensation Committee, which is responsible for designing and overseeing the administration of our executive program, value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our Chief Executive Officer (the "CEO") and all of the other executive officers named in the Summary Compensation Table appearing later in this Proxy Statement (collectively, along with the CEO, the "Named Executive Officers").

Vote Required
See "Procedural Matters - Voting at the Annual Meeting: Vote Requirements" for a description of the votes required for approval on an advisory, non-binding basis of the Company's executive compensation.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL TWO, THE ADVISORY (NON-BINDING) APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche, LLP ("Deloitte") to serve as our independent registered public accounting firm (the "Independent Auditor") for the fiscal year ending April 29, 2023. Deloitte has been our Independent Auditor since fiscal 2018.

The Audit Committee recognizes the importance of maintaining the independence of the Company's Independent Auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of our Independent Auditor and determines whether to re-engage such firm. In doing so, the Audit Committee considers, among other things, the quality and efficiency of the services provided by the Independent Auditor, its capabilities and its technical expertise, its knowledge of our operations and industry, and relevant information concerning its independence.

While not required to do so, the Board is submitting the selection of Deloitte for ratification to ascertain the views of our shareholders with respect to the choice of Deloitte as our Independent Auditor. If the shareholders do not approve the selection of Deloitte, the Audit Committee will reconsider its selection. A representative from Deloitte is expected to be present at the Annual Meeting.

Audit and Other Professional Fees
The following table presents the aggregate fees billed for professional services rendered by Deloitte, including out-of-pocket expenses, for fiscal 2022 and 2021. As provided in the Audit Committee’s Charter, all engagements for any non-audit services by our Independent Auditor must be approved by the Audit Committee before the commencement of any such services. The Audit Committee may designate a member or members of the Audit Committee to represent the entire Audit Committee for purposes of approving non-audit services, subject to review by the full Audit Committee at its next regularly scheduled meeting. The Audit Committee considers the provision of services by Deloitte to us, over and above the audit fees, to be compatible with the ability of Deloitte to maintain its independence.

	Fiscal Year Ended
	April 30, 2022	May 1, 2021
Audit Fees (1)	$845,800	$846,452
Audit-Related Fees (2)	44,800	61,250
Tax Fees (3)	43,409	4,937
All Other Fees (3)	3,790	3,790
Totals	$937,799	$916,429

(1)	Audit Fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements, the audit of our internal control over financial reporting, the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees are fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of our financial statements.

(3)	All Other Fees are fees for other permissible work performed by Deloitte that does not meet the above category descriptions.

Vote Required
See "Procedural Matters - Voting at the Annual Meeting: Vote Requirements" for a description of the vote required for ratification of the appointment of Deloitte as the Company's independent registered public accounting firm.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 29, 2023 AS SET FORTH IN PROPOSAL THREE.

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

General
The Daktronics, Inc. Employee Stock Purchase Plan, or ESPP, was established by our Board and approved by our shareholders in 2002. Our Board and shareholders initially authorized the issuance of 1,000,000 shares under the ESPP (as adjusted for the two-for-one stock split effective on June 8, 2006). On June 3, 2010, our Board approved, subject to shareholder approval, an amendment to the ESPP to increase the number of shares authorized under the ESPP to 2,500,000 shares, which was approved by our shareholders at the annual meeting of shareholders held on August 25, 2010. On May 30, 2018, our Board approved, subject to shareholder approval, an amendment to the ESPP to increase the number of shares authorized under the ESPP to 4,000,000 shares, which was approved by our shareholders at the annual meeting of shareholders held on September 5, 2018. On July 27, 2022, our Board approved, subject to shareholder approval, an amendment to the ESPP to increase the number of shares authorized under the ESPP to 5,500,000 (an increase of 1,500,000 shares).

Our Board believes that the amendment to the ESPP is in our and your best interests and is important to help assure our ability to continue to recruit and retain highly qualified employees. As of April 30, 2022, 705,035 shares of our common stock remained available for purchase under the ESPP. If the amendment to the ESPP is not approved by shareholders, we will exhaust these previously authorized shares in the coming months or years, and our employees then will no longer be able to purchase shares of our common stock under the ESPP.

Below is a summary of the material features of the ESPP. The summary is qualified in its entirety by reference to the full text of the ESPP as proposed to be amended, which is included as Appendix A to this Proxy Statement.

Summary of the Amended ESPP
Available Shares. The aggregate number of shares of common stock to be reserved by the Company and available for purchase under the ESPP is 5,500,000 shares.

Purpose. The purpose of the ESPP is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing common stock from the Company on favorable terms and paying for such purchases through periodic payroll deductions.

Administration. The ESPP is administered by the Compensation Committee (the "Committee"). The Committee interprets the ESPP and makes all other policy decisions relating to the operation of the ESPP.

Eligibility. Any employee of the Company (or any designated subsidiary) whose customary employment is for more than five months per calendar year and for more than 20 hours per week and who has been employed for at least six months at the start of an offering period under the ESPP is eligible to participate in the ESPP. As of the Record Date, there were approximately 1,900 employees who were eligible to participate in the ESPP. No employee is permitted to purchase common stock under the ESPP if such employee owns more than five percent (5%) of the total combined voting power or value of all classes of our common stock (including shares which may be purchased under the ESPP, and no employee is entitled to purchase shares having a fair market value of more than $25,000 in any calendar year.

Contribution Period. Each calendar year, two offering periods, each with a duration of six months, commence on November 1 and May 1. Each offering period contains one six-month contribution period, with purchases occurring at the end of each six-month contribution period.

Purchase Price. The price of each share of common stock purchased under the ESPP is 85% of the lower of (i) the fair market value per share of common stock on the last trading day of the offering period or (ii) the fair market value per share of common stock on the last trading day before the offering date. The purchase price of the shares is accumulated by payroll deductions over each contribution period. The deductions may not exceed 15% of an employee's compensation, and no more than 4,000 shares may be purchased on any purchase date. All payroll deductions of a participant are credited to his or her account under the ESPP, and such funds may be used for any corporate purpose.

Termination. Employees may end their participation in the ESPP at any time during the contribution period, and participation ends automatically upon termination of employment with the Company.

Amendment. The Board may amend or terminate the ESPP at any time. However, the Board may not, without shareholder approval, increase the number of shares of common stock reserved for issuance under the ESPP.

Antidilution Provisions. The Board of Directors must equitably adjust the maximum number of shares of common stock reserved for issuance under the ESPP in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

New Plan Benefits
Benefits and purchases of shares of our common stock under the ESPP depend on elections made by employees and the fair market value of our common stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by executive officers and other employees in the future under the ESPP. As described above, no employee may purchase shares under the ESPP at a rate that exceeds $25,000 in fair market value in any calendar year.

Summary of U.S. Federal Income Tax Consequences
The ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986 (the "Code"). Under such a plan, no taxable income is recognized by participants, and no deductions are allowable to the

Company either when a purchase right is granted at the beginning of the offering period or when shares are purchased at the end of a contribution period.

The Internal Revenue Service (the "IRS") has in the past stated that participants will recognize income in the year in which they make a disposition of the purchased shares. The term "disposition" generally includes any transfer of legal title, whether by sale, exchange or gift. It does not include a transfer to a participant's spouse, a transfer into joint ownership if the participant remains one of the joint owners, or a transfer into a participant's brokerage account. Hence, a participant will be subject to federal income tax on the purchased shares only when he or she disposes of them.

A participant's federal income tax liability will depend on whether he or she makes a qualifying or disqualifying disposition of the purchased shares. A qualifying disposition will occur if the sale or other disposition of those shares is made after the participant has held the shares for (a) more than two years after the start date of the applicable offering period, and (b) more than one year after the actual purchase date. A disqualifying disposition is any sale or disposition which is made before either of these two holding periods is satisfied.

If a participant makes a qualifying disposition, he or she will recognize ordinary income in the year of the qualifying disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price paid for those shares, or (b) 15% of the fair market value of the shares on the start date of the offering period during which those shares were purchased. The Company is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized by the participant upon the qualifying disposition will be taxed as long-term capital gain. If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price a participant paid for the shares, there will be no ordinary income, and any loss recognized will generally be a long-term capital loss.

If a participant disposes of the shares acquired under the ESPP prior to meeting either of the above-described holding periods, he or she will recognize ordinary income in the year of disposition equal to the difference between the fair market value of the shares at the date of exercise and the purchase price and capital gain or loss equal to the difference between the amount realized on the sale and the fair market value on the date of exercise. The amount of the ordinary income will be added to the participant's basis in the shares, and any resulting gain or loss realized will be treated as long-term capital gain or loss if the participant held the stock at least 12 months. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant with respect to the disqualifying disposition.

The foregoing is only a summary of the general effect of the U.S. federal income taxation upon participants and the Company with respect to the purchase of shares under the ESPP and the subsequent sale of such shares, and it does not purport to be complete. This summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which a participant may reside. A participant should consult his or her own tax advisor as to the tax consequences of any particular transaction under the ESPP.

Vote Required
The ESPP is designed to qualify for favorable tax treatment under Section 423 of the Code. To maintain this qualification, we must obtain shareholder approval of the amendment to the ESPP within 12 months of the Board’s approval date. The affirmative vote of a majority of the votes cast by shareholders entitled to vote who are present in person or represented by proxy is required to approve the amendment to the ESPP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN AS SET FORTH IN PROPOSAL FOUR.

PROPOSAL FIVE
APPROVAL OF OUR SHAREHOLDER RIGHTS AGREEMENT

Background of and Reasons for our Shareholder Rights Agreement
Effective on November 16, 2018, our Board of Directors declared a dividend of one Right (a “Right”) for each of the Company’s issued and outstanding shares of common stock. The dividend was paid to the shareholders of record at the close of business on November 19, 2018 (the “Rights Record Date”). Each Right entitles the holder, subject to the terms of the “Rights Agreement” (as defined below), to purchase from the Company one one-thousandth of one share of the Company’s Series A Junior Participating Preferred Stock (the “Preferred Stock”) at an initial exercise price of $25.00 per Right, subject to certain adjustments. The terms of the Rights are set forth in the Rights Agreement dated as of November 16, 2018 (the “Original Rights Agreement”) between the Company and Equiniti Trust Company, as rights agent.

Effective on November 19, 2021, the Board approved a First Amendment to Rights Agreement dated as of November 19, 2021 (the "First Amendment "). The First Amendment amends the Original Rights Agreements to extend the expiration date of the Rights from the close of business on November 19, 2021 to the close of business on November 19, 2024 and to change the exercise price from $25.00 per Right to $20.00 per Right. The Original Rights Agreement, as amended by the First Amendment, is referred to in this Proxy Statement as the “Rights Agreement.”

The Rights are designed to enable Daktronics shareholders to realize the full long-term value of their investment and to provide for fair and equal treatment of all shareholders if an unsolicited attempt is made to acquire Daktronics. The Board believes that the Rights Agreement enables it to be in a better position to perform its fiduciary duties and help it to protect shareholders against abusive takeover tactics that may be used to gain control of the Company without paying a price that is in the best interests of all shareholders and other stakeholders. Daktronics has had a shareholder rights agreement in place since November 1998 to protect abusive tactics during times of changing economic environments, varying levels of cash reserves, and volatility in its stock price and to provide time for the Board to evaluate any offer to acquire Daktronics.

The South Dakota Domestic Public Corporation Takeover Act (the “Takeover Act”) provides that a South Dakota corporation may issue rights to its shareholders, such as the Rights, and may determine the terms of such rights. The Takeover Act also states that the board of a South Dakota corporation, in discharging its duties relating to a change or potential change in the control of the corporation, and in determining what it believes to be in the best interest of the corporation, may consider factors such as the long-term and short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the corporation’s continued independence; the effect of the action on the corporation’s employees, customers, creditors and suppliers; the effect of the action on any community in which the corporation has facilities; and the state and national economies.

The Rights Agreement, which was adopted by the Board of Daktronics after evaluation and consultation with advisors of Daktronics and the Board’s consideration of all stakeholders, had no immediate dilutive effect and does not prevent Daktronics or its shareholders from accepting a fair offer to acquire Daktronics in a negotiated transaction.
The Rights Agreement does not in any way diminish or affect the duty of the Board to act honestly and in good faith with a few to the best interests of the Company. The Board, when a takeover bid or similar offer is made, will continue to have the duty and power to take such actions and make such recommendations to shareholders as are considered appropriate under applicable law.

Description of the Rights Agreement
The following description of the material terms of the Rights Agreement is qualified in its entirety by reference to the full text of the Original Rights Agreement, a copy of which is attached to this Proxy Statement as Appendix B, and the First Amendment, a copy of which is attached to this Proxy Statement as Appendix C.

Description of the Rights; Rights Certificates
After the Rights become exercisable, each Right will entitle the holder, subject to the terms of the Rights Agreement, to purchase from the Company one one-thousandth of one share of the Company’s Preferred Stock at an Exercise Price of $20.00, subject to adjustment. Until a Right is exercised, it does not give its holder any additional rights as a shareholder of the Daktronics, including the right to vote or receive any dividends.

Before the Distribution Date:
•the Rights are and will be evidenced by and trade with the stock certificates for the shares of Daktronics’ common stock (or, with respect to any uncertificated shares of common stock registered in book entry form, by notation in book entry), and no separate Rights certificates will be distributed;

•stock certificates for shares of Daktronics’ common stock issued after the Rights Record Date contain a legend incorporating the Rights Agreement by reference (and, for any uncertificated shares of common stock registered in book entry form, this legend is contained in a notation in book entry);

•new Rights will accompany any new shares of Daktronics’ common stock issued after the Rights Record Date; and

•the surrender for transfer of any certificates for shares of Daktronics’ common stock (or the surrender for transfer of any uncertificated shares of common stock registered in book entry form) will also constitute the transfer of the Rights associated with such shares.

Distribution Date

Subject to certain exceptions set forth in the Rights Agreement, the Rights will become exercisable on the earliest to occur of: (i) the close of business on the 10th business day after the first date of a public announcement that a person or a group of affiliated or associated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 20% or more of the outstanding shares of common stock; and (ii) the close of business on the 10th business day after the date of the commencement by any person of, or of the first public announcement of the intention of any person to commence, a tender or exchange offer the consummation of which would result in such person becoming the beneficial owner of 20% or more of the outstanding shares of common stock (the earlier of such dates being called the “Distribution Date”).

As soon as practicable after the Distribution Date, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to holders of record of the common stock as of the close of business on the Distribution Date, and such separate Rights Certificates alone will evidence the Rights.

Consequences of a Person or Group Becoming an Acquiring Person
The Rights will be exercisable only if a person or group becomes an Acquiring Person by becoming the beneficial owner of 20% or more of Daktronics’ common stock or by announcing a tender offer, the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the common stock. At that time, Daktronics’ shareholders (other than the acquirer, whose Rights will have become void and will not be exercisable) would have the right to purchase, at a price equal to 50% of the common stock’s market value, a number of shares of Daktronics’ common stock equal to (i) the exercise price multiplied by the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable divided by (ii) 50% of the then current market value of Daktronics’ common stock.

Flip-In Trigger: If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person, and certain transferees thereof, which Rights will have become null and void), will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock having a market value of two times the exercise price of the Right.

Flip-Over Trigger: If, after a person or group of affiliated or associated persons becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associations of the Acquiring Person, and certain transferees thereof, which Rights will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the Exercise Price.

Description of Shares of Preferred Stock Purchasable Upon Exercise of Rights
After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a share Preferred Stock.

Each share of Preferred Stock, if issued, will:
•not be redeemable;

•be entitled to receive, when, as and if declared, a minimum preferential quarterly dividend payment equal to the greater of $1.00 or 1,000 times the dividend declared per share of common stock;

•upon the liquidation, dissolution or winding up of the Company, be entitled to a minimum preferential payment of the greater of (i) $1,000.00 per share or (ii) an amount equal to 1,000 times the payment made per share of common stock.

•have 1,000 votes on all matters submitted to a vote of the shareholders of the Company, voting together with the common stock; and

•upon any merger, consolidation or other transaction in which outstanding shares of common stock are converted or exchanged, be entitled to receive 1,000 times the amount received per share of common stock.

Redemption of Rights
At any time before any person or group becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of common stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board in its sole discretion may establish.

Exchange of Rights
At any time after any person or group becomes an Acquiring Person and before the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of common stock, the Board, at its option, may exchange the Rights (other than Rights owned by such Acquiring Person, affiliates and associates of the Acquiring Person, and certain transferees thereof, which Rights will have become null and void), in whole or in part, for shares of common stock or Preferred Stock (or a series of the

Company’s preferred stock having equivalent rights, preferences and privileges) at an exchange ratio of one share of common stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per outstanding Right.

Expiration
The Rights will expire at the earliest to occur of:

•the close of business on November 19, 2024;

•the time at which the Rights are redeemed under the Rights Agreement;

•the time at which the Rights are exchanged under the Rights Agreement; and

•the time at which the Rights are terminated upon the closing of any merger or other acquisition transaction involving the Company and a person pursuant to a merger or other acquisition agreement that has been approved by the Board of Directors of the Company before such person has become an Acquiring Person.

Anti-Dilution Provisions
The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution upon:

•a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

•the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock; or

•upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split, reverse stock split, stock dividend and other similar transactions.
Amendments to Rights Agreement

For so long as the Rights are redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any person who is or becomes an Acquiring Person, affiliates and associates of an Acquiring Person, and certain transferees thereof).

Certain Considerations Relating to the Rights Agreement
The Board believes that attempting to protect shareholders against abusive takeover tactics that may be used to gain control of the Company without paying a price that is in the best interests of all shareholders and other stakeholders is in Daktronics’ and its shareholders’ best interests. However, you should consider the following factors, among others, when making your decision to approve the Rights Agreement:

•Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of Daktronics’ common stock in excess of the specified limitations. A shareholder’s ability to dispose of Daktronics’ common stock may be limited if the Rights Agreement reduces the number of persons willing to acquire Daktronics’ common stock or the amount they are willing to acquire.

•Shareholder Becoming an Acquiring Person. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to carefully monitor their ownership of Daktronics’ common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the specified level.

•Potential Impact on Value of Common Stock. The Rights Agreement could negatively impact the value of Daktronics’ common stock by deterring persons or groups of persons from acquiring Daktronics’ common stock, including in acquisitions for which shareholders might receive a premium above market value.

•Anti-Takeover Effect. The Rights Agreement may have an anti-takeover effect because it may deter a person or group of persons from acquiring beneficial ownership of 20% or more of Daktronics’ common stock or, in the case of a person or group of persons that already owned 20% or more of Daktronics’ common stock as of the Rights Record Date, from increasing its percentage ownership. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Voting on Rights Agreement
The Board determined to submit the Rights Agreement for approval by its shareholders to allow them to decide whether the adoption of the Rights Agreement is desirable because it may protect the value of their shares of Daktronics’ common stock or whether the adoption of the Rights Agreement is not desirable because it may discourage or prevent a takeover attempt that shareholders favor.
Proxies will be voted in favor of the Rights Agreement unless shareholders specify otherwise in their proxies and except for broker non-votes. The affirmative vote of at least a majority of the voting power of the shares of common stock present, in person or by proxy, and entitled to vote (excluding broker non-votes) is required for the approval of the Rights Agreement.

If the Rights Agreement is not approved by our shareholders, the Board plans to terminate the Rights Agreement. If the Board terminates the Rights Agreement, it plans to adopt a shareholder rights agreement policy setting forth the general conditions under which the Board would adopt a shareholder rights agreement and the terms of the agreement. The definitive terms of the policy and the shareholder rights agreement have not been determined by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE RIGHTS AGREEMENT AS SET FORTH IN PROPOSAL FIVE.

CORPORATE GOVERNANCE

Board Leadership Structure
The Board is committed to achieving the long-term mutual prosperity of all stakeholders while maintaining the highest standard of responsibility and integrity. The Board has adopted these corporate governance principles to provide an effective framework that reflects a set of core values and provides a foundation for Daktronics governance and management systems. Specific Board of Director responsibilities to achieve this commitment include:

•	Strategic and operational planning: reviewing the overall operating, financial and strategic plans and performance of Daktronics;

•	Management oversight: selecting and evaluating the Company’s CEO and approving and monitoring the selection and evaluation process of other executive officers;

•	Governance, compliance and risk management: overseeing appropriate policies of corporate conduct and compliance with laws; and

•	Financial reporting: reviewing the process by which financial and related non-financial information about the Company is provided to management, the Board and the Company’s shareholders.

The Board believes that it must stay well-informed about the issues, challenges and opportunities facing Daktronics so that the Board members can properly exercise their fiduciary responsibilities to our shareholders. As part of this process, the Board is kept informed of our business, strategies, and major corporate actions through discussions with the Named Executive Officers, by reviewing material provided to them and by participating in meetings of the Board and its committees.

The Board currently combines the roles of CEO and Chairman of the Board ("Chair"). Periodically, our Board assesses these roles and the Board leadership structure to assure that the interests of the Company and its shareholders are best served.

The Board has determined that its current structure, with a combined Chair and CEO role, is in the best interests of the Company and its shareholders at this time. Kevin McDermott has served as Lead Independent Director since June 1, 2020.

The Chair conducts the Board meetings. The Chair, after consulting with the Lead Independent Director, sets the agenda for Board meetings, sets schedules, and distributes information to the Board. This collaborative process assures that the agenda takes into account issues and concerns of all Directors and is forward-looking and focuses on strategic matters.

The Lead Independent Director calls and presides over Independent Director meetings and provides timely feedback from each meeting to the Chair. The Lead Independent Director is responsible for promoting effective relationships and open communication among Directors and the CEO, building consensus among Board members, building an effective and complementary Board, promoting the highest standards of corporate governance, participating actively in the selection of new Directors, and promoting the orientation of new Directors to provide coaching and support for their development.

Our governance practices are compliant with the Nasdaq Listing Rules and the corporate governance regulations of the Sarbanes-Oxley Act of 2002. Among other things, these practices include the following:

•	The Nominating Committee reviews with the Board annually the composition of the Board as a whole, including the Directors’ independence, skills, experience, age, diversity, and availability of service to the Company.

•	The Nominating Committee recommends Director candidates for approval by the Board and election by the shareholders, taking into account the Company’s need for diverse skills, professional experiences, backgrounds, and other qualities to ensure a variety of viewpoints.

•	The Board conducts periodic self-evaluations facilitated by the Nominating Committee.

•	The Independent Directors meet in conjunction with regularly scheduled quarterly Board meetings and at other appropriate times.

•	The Board and all Board committees are authorized to hire their own advisors as they deem to be necessary or advisable to fulfill their obligations, and the Company will pay the costs of such advisors.

Meetings of the Board and Committees
During fiscal 2022, the Board held four regularly scheduled meetings and six special meetings, the Audit Committee met five times, the Compensation Committee met four times, and the Nominating Committee met four times. All of the Directors attended at least 75 percent of all meetings of the Board and Board committees upon which they served, and all of the Directors attended the annual meeting of shareholders held in September 2021.

Executive Sessions of the Board
The Board has adopted a practice of meeting in executive session, and with Independent Directors only, in conjunction with each regularly scheduled Board meeting. The Independent Directors met four times in fiscal 2022.

Annual Meeting Attendance Policy
As set forth in our Corporate Governance Guidelines, members of the Board are expected to devote sufficient time and attention to prepare for, attend and participate in Board meetings, shareholder meetings, and meetings of committees of the Board on which they serve.

Board’s Role in Risk Oversight
The Board takes an active role in risk oversight both as a full Board and through its committees. The Company's management team attends a portion of each regular Board meeting, and the Board engages management in a review of the business with respect to our strategies and risks. Such risks include those inherent in our businesses as well as the risks from external sources such as competitors, cybersecurity, the economy, credit markets, and regulatory and legislative developments. The Board has also been actively engaged with management in preparing for, responding to, and monitoring the impacts of the COVID-19 novel coronavirus pandemic and related recovery along with supply chain disruptions. Management is in regular communication with the Board about the assessment, management, and strategic response to the significant risks to Daktronics.

The various committees of the Board are also responsible for specific areas of risks. The Audit Committee meets regularly with management and our Independent Auditor to oversee our financial risk management processes, controls and capabilities. The Audit Committee also oversees and reviews with management certain aspects of our information systems, credit, litigation, and currency risks and other finance matters. In addition, the Audit Committee reviews and monitors our procedures regarding the receipt, retention and treatment of complaints regarding internal accounting, accounting controls or audit matters.

The Compensation Committee oversees our executive compensation arrangements and certain benefit plans. This includes the identification and management of risks that may arise from our compensation policies and practices.

The Nominating Committee has oversight of corporate governance, including practices and procedures that promote good governance and thus mitigate governance risk, and it is also responsible for reviewing the performance of the Board, its committees and their members. These committees report to the full Board on these topics, including risks, as they deem to be necessary or advisable.

Hedging
In accordance with our insider trading policy, officers, Directors, senior managers, market managers, and other designated employees are prohibited from engaging in hedging transactions, trading in puts and calls in and engaging in short sales of the Common Stock. In addition to our officers, Directors, and other designated employees, the covered persons also include family members of such Company personnel sharing the same residence. Hedging or monetization transactions are typically accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, in which all of which our covered persons are precluded from using or trading.

Code of Conduct
The Board has adopted our Code of Conduct, which applies to all of our employees, officers and Directors as described in our Annual Report to Shareholders. Included in the Code of Conduct are ethics provisions that apply to our CEO, Chief Financial Officer, and all other financial and accounting management employees. Copies of the Code of Conduct are available on our website at www.daktronics.com. The Nominating Committee reviews the Code of Conduct annually and oversees its implementation.

Policy and Procedures with Respect to Related Party Transactions
The Board has adopted a written policy and procedures with respect to related party transactions, which the Audit Committee oversees. Under the policy, a "related party transaction" is generally defined as a transaction, arrangement or relationship in which the Company was, is or will be a participant; the amount involved exceeds $120,000; and in which any "related person" had, has or will have a direct or indirect material interest. The policy generally defines a "related person" as a Director, executive officer or beneficial owner of more than five percent of any class of our voting securities and any immediate family member of any of the foregoing persons.

The Audit Committee reviews and, if appropriate, approves related party transactions, including certain transactions which are deemed to be pre-approved under the policy. On an annual basis, the Audit Committee reviews any previously approved related party transaction that is ongoing.

Committees of the Board
The Board currently has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.

Audit Committee. During fiscal 2022, the Audit Committee consisted of Kevin P. McDermott (Chairperson), James B. Morgan (until September 1, 2021), John P. Friel, Shereta Williams (appointed on September 2, 2021), and Lance D. Bultena (appointed on September 2, 2021). The Board has determined that each Audit Committee member is independent as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. McDermott, Mr. Friel, Mr. Morgan, Ms. Williams, and Mr. Bultena are qualified as "audit committee financial experts," as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee assists the Board in fulfilling its oversight responsibilities concerning the quality and integrity of our financial reports and related filings with the SEC. In fulfilling this role, the Audit Committee, among other things, oversees the accounting and financial reporting process and audits of the financial statements and related SEC filings, appoints and determines the compensation of our Independent Auditor, reviews the scope and findings of the audit, reviews the adequacy and effectiveness of our accounting policies and system of internal control over financial reporting, and oversees our policy and procedures with respect to related party transactions. The Audit Committee’s Charter is available on our website at www.daktronics.com.

Compensation Committee. During fiscal 2022, the Compensation Committee consisted of prior Directors Robert G. Dutcher (Chairperson until September 1, 2021, retired on September 1, 2021) and Byron J. Anderson (retired on September 1, 2021), John P. Friel (named Chairperson on September 2, 2021), Dr. José-Marie Griffiths, and Shereta Williams (appointed on September 2, 2021). All of the Compensation Committee members are Independent Directors, as determined by the Board. The Compensation Committee annually reviews and approves the CEO’s and other executives' compensation packages and acts upon management’s recommendations for executives concerning employee equity incentives, bonuses, and other compensation and benefit plans. The Compensation Committee’s Charter is available on our website at www.daktronics.com.

Nominating Committee. During fiscal 2022, the Nominating Committee (the "Nominating Committee") consisted of prior Director Byron J. Anderson (retired on September 1, 2021), James B. Morgan (Chairperson until July 20, 2022), Dr. José-Marie Griffiths, and Lance Bultena (appointed on September 2, 2021 and named Chairperson on July 20 2022). The Board has determined that all of the Nominating Committee members are Independent Directors, as determined by the Board. Our Nominating Committee advises and makes recommendations to the Board on all matters concerning the selection of candidates as nominees for election as Directors, develops and recommends to the Board of Directors corporate governance guidelines, oversees our Code of Conduct, and provides oversight with respect to corporate governance and ethical conduct. It also facilitates the annual review of the performance of the Board. The Nominating Committee’s Charter and our Corporate Governance Guidelines are available on our website at www.daktronics.com.

The information below describes the criteria and process that the Nominating Committee uses to evaluate future candidates to the Board:

Director Qualifications
When Board candidates are considered, they are evaluated based upon various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of other organizations, concern for the long-term interests of the shareholders, governance risk and compliance knowledge, innovation expertise, international business experience, technology company experience, contracting experience, acquisition experience, financial literacy, personal integrity and judgment, and willingness to be prepared and active participants at Board and committee meetings. The Nominating Committee and the Board seek to attract and retain highly qualified and diverse Directors who have sufficient time to attend to their duties and responsibilities to the Company.

The Nominating Committee and the Board seek members who will contribute to our overall corporate goals, taking into account:

•	The Company’s responsibility to its key stakeholders, which include shareholders, customers, suppliers, community, and employees.

•	Integrity in financial reporting and business conduct. Candidates are selected based upon their potential contributions to the long-term interests of shareholders.

•	Diversity of a candidate’s skills and experiences.
 Each candidate for Director must possess the following specific minimum qualifications:

•	Demonstrated integrity and ethics in his or her professional life and an established record of professional accomplishment in his or her chosen field.

•	Absence of any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Ability to participate fully in activities of the Board, including active membership in at least one committee of the Board (in the case of Independent Directors) and attendance at, and active participation in, meetings of the Board and the Committee(s) of the Board of which he or she is a member.

Shareholder Proposals for Nominees
The Nominating Committee will consider written proposals from shareholders for nominees for Director. Any such nominations must be submitted to the Nominating Committee in the care of our Corporate Secretary and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed in Schedule 14A under the Exchange Act (including appropriate biographical information); (b) other board memberships; (c) such person’s written consent to being named in the Proxy Statement as a Director nominee and to serving as a Director, if elected; (d) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of our Common Stock which are owned beneficially and of record by such shareholder(s); and (e) a statement as to the qualifications of the nominee. Shareholder proposals should be submitted by the deadline described in this Proxy Statement under the caption "Procedural Matters – Procedure for Submitting Shareholder Proposals" above.

The Nominating Committee will not change the manner in which it evaluates candidates for Board nominees, including the applicable criteria set forth above, based on whether the candidate was recommended by a shareholder.

The Board's Evaluation
On an ongoing basis, the Nominating Committee facilitates a process to determine whether the Board and its committees are functioning effectively. The results of this process are reported to the Board for discussion.

How to Contact the Board
Shareholders wishing to contact the Board may do so by writing to it at the following address: Corporate Secretary, Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota 57006. All letters received will be forwarded to the Board.

Compensation Committee Interlocks and Insider Participation
During fiscal 2022, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer who served on our Board of Directors or our Compensation Committee.

Director Compensation
The following table sets forth information about the compensation paid to and earned by our Directors for the fiscal year ended April 30, 2022:

FISCAL YEAR 2022 DIRECTOR COMPENSATION

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Total Compensation ($)
John P. Friel	$60,750	$57,500	$118,250
Kevin P. McDermott	63,500	57,500	121,000
James B. Morgan	59,000	57,500	116,500
Dr. José-Marie Griffiths	56,500	57,500	114,000
Shereta Williams (5)	41,875	57,500	99,375
Lance Bultena (6)	41,875	57,500	99,375
Byron J. Anderson (3)	15,625	—	15,625
Robert G. Dutcher (4)	14,875	—	14,875

(1)
As an employee of the Company, Reece A. Kurtenbach, the President and CEO since September 1, 2013, was a Named Executive Officer during fiscal 2022 and therefore his compensation is reported in the appropriate tables within the section of this Proxy Statement entitled "Executive Compensation."

(2)
Represents September 2, 2021 grants of 10,159 restricted shares of our Common Stock to each of the Directors named in the table with a grant date fair value of $57,500, which vest on August 23, 2022 if they are then Directors of the Company. The dollar amounts in this column of the table were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation ("ASC 718").

(3)	Retired as Director on September 1, 2021.
(4)	Retired as Director on September 1, 2021.
(5)	Joined as Director on September 1, 2021.
(6)	Joined as Director on September 1, 2021.

Independent Director Fees. For fiscal 2022, each Independent Director received an annual retainer of $40,500. In addition, each Independent Director received $2,500 per meeting for each Board meeting attended. The following table describes the annual retainers paid for fiscal 2022 to each Independent Director for committee membership participation:

	Chair	Other Members
Audit Committee	$8,000	$5,000
Compensation Committee	6,000	3,000
Nominating Committee	6,000	3,000
Lead Independent Director	5,000

The retainers for Board and committee service are included in the table above entitled "Fiscal Year 2022 Director Compensation".

Stock Ownership and Retention Guidelines. The Board of Directors has implemented stock ownership guidelines for Directors. Under these guidelines, each Director is expected to achieve a target of 5,000 shares owned, excluding shares subject to options. Directors have five years from the date they first become a member of the Board to achieve this level of ownership. As of the Record Date, all Directors were in compliance with these guidelines.

Executive Officers
The following discussion sets forth information as of July 6, 2022 about our executive officers who are not Directors.

Name	Positions with the Company	Age	Executive Officer Since
Sheila M. Anderson	Chief Financial Officer and Treasurer	49	2012
Bradley T. Wiemann	Executive Vice President	59	2004
Matthew J. Kurtenbach	Vice President of Manufacturing	53	2014
Carla S. Gatzke	Vice President of Human Resources and Secretary	61	2015

Sheila M. Anderson joined the Company in 2002 as a senior accountant after spending a number of years working as a certified public accountant in public accounting and auditing firms and as a senior accountant at a private company. In 2006, Ms. Anderson was named Corporate Controller and, in 2012, she was named Chief Financial Officer and Treasurer. Ms. Anderson holds a Master of Business Administration degree from the University of South Dakota and a Bachelor of Science degree in Accounting from Southwest Minnesota State University.

Bradley T. Wiemann joined the Company in 1993 as a lead design engineer after spending a number of years with Rockwell International Corporation, where he was involved in flight control systems. In 1994, he became manager of the Company's engineering groups focused on commercial and transportation product design. In 2001, his responsibilities expanded to include sales and service for commercial and transportation. In 2004, he was appointed Vice President, Commercial and Transportation and, in 2012, he was named Executive Vice President. In 2013, his responsibilities expanded to include sales and service for the High School Park and Recreation business unit. Mr. Wiemann holds a Master of Science degree in Electrical and Computer Engineering from the University of Iowa and a Bachelor of Science degree in Electrical Engineering from South Dakota State University.

Matthew J. Kurtenbach joined the Company in 1992 as a manager in manufacturing, and he subsequently served as a project manager for sports projects and as a project manager for the Company's process improvements and facility expansions. In 2001, he was named Manufacturing Manager and, in 2006, he was appointed Vice President of Manufacturing. Also in 2006, he was charged with leading the Company's transformation to lean manufacturing and, in 2013, he gained responsibility for repair center operations associated with after-sales services. Mr. Kurtenbach holds a Master of Science degree in Industrial Management and a Bachelor of Science degree in Electrical Engineering from South Dakota State University. Mr. Kurtenbach is the son of Aelred J. Kurtenbach and the brother of Reece A. Kurtenbach and Carla S. Gatzke.

Carla S. Gatzke joined the Company in 1984 in Systems Sales Engineering where she was responsible for sales and project management for legislative voting systems. In 1988, Ms. Gatzke took an 18-month leave of absence to attend and teach at Drake University. In 1990, Ms. Gatzke returned to Daktronics and managed the Star Circuits division, which manufactured printed circuit boards. In 1992, she became responsible for Human Resources and, in 1996, she added the responsibility of Information and Technology and Systems. In 2006, the responsibility of the Company's Human Resources and Information and Technology and Systems departments separated, and Ms. Gatzke was appointed Vice President of Human Resources. Ms. Gatzke has also served as Corporate Secretary since 1994. Ms. Gatzke holds a Master of Business Administration degree from Drake University and a Bachelor of Science degree in Electrical Engineering with minors in Mathematics and Computer Science from South Dakota State University. Ms. Gatzke is the daughter of Aelred J. Kurtenbach and the sister of Reece A. Kurtenbach and Matthew J. Kurtenbach.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction
The following discussion should be read in conjunction with the various tables and accompanying narrative disclosure appearing in this Proxy Statement. Those tables and narrative disclosure provide more detailed information regarding the compensation and benefits awarded to, earned by, or paid to our Named Executive Officers, as well as the plans in which they are eligible to participate. At last year’s annual meeting, our shareholders provided an advisory "say-on-pay" vote indicating their overwhelming support of the Company’s compensation program for our Named Executive Officers. Our shareholders had previously voted that such say-on-pay votes be held annually. As a result, Proposal Two presented in this Proxy Statement seeks our shareholders’ input on our executive compensation program. This Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the tables provide information that will assist our shareholders in deciding how to vote on Proposal Two.

Executive Summary
Our executive compensation program, developed by management and approved by the Compensation Committee, is intended to be simple (easily understood) and team-based, focused on a few key performance metrics, and balanced among:

•	employees, managers and executives;

•	long-term and short-term objectives;

•	financial and stock performance; and

•	cash and equity compensation.

The compensation program is designed to align the interests of the executive team with the interests of our shareholders. It uses salary, benefits, and non-equity-based and equity-based incentive plans to achieve these goals, with a focus on tying compensation to corporate performance. The retention of top talent and the achievement of corporate objectives measure the effectiveness of our compensation program.

The Company's financial performance for the fiscal year ended April 30, 2022 included an increase in orders of 64.0 percent to $846 million, a record level for the Company. Each business unit's order volume grew through fiscal 2022 because of eased pandemic site restrictions and customers choose our products and solutions for our industry-leading value. The increase in orders is also attributed to two large multi-million orders and customers placing orders sooner than historical patterns to secure our manufacturing capacity for future deliveries. The net sales increase was driven by the order recovery. While orders have recovered from the pandemic, the supply chain has not, which is a key reason our product backlog grew and we experienced inflationary pressures in our input costs causing a near breakeven year. Financial metrics for fiscal 2022 included a 0.1 percent return on assets and a 0.3 percent return on beginning shareholders' equity. Operating margin was 0.7 percent as a percent of sales for fiscal 2022 as compared to 3.5 percent as a percent of sales for fiscal 2021 due to part supply disruptions during fiscal 2022.

Changes to executive compensation during the current fiscal year were mainly due to maintaining the competitiveness of our compensation program. In addition, executive pay was reinstated beginning in fiscal 2022. After an April 1, 2020 reduction in executive compensation in response to the uncertainty, longevity, and severity of the effects of the COVID-19 pandemic would have on Daktronics' business.

Role of Compensation Committee, Philosophy and Objectives
The Compensation Committee has the responsibility for guiding our executive compensation philosophy and overseeing the design of our executive compensation programs. In arriving at the appropriate levels of pay and incentive opportunities, the Compensation Committee reviews our compensation philosophy and trends in our peer group to assure that our executive compensation program is competitive to effectively recruit and retain talented management, focus our executives to achieve short- and long-range corporate objectives, and align the interests of the executives with the interests of our shareholders.

The Compensation Committee bases its executive compensation decisions on the following philosophies:

•	Executive compensation should be appropriate to recruit and retain high-performing executives successfully, taking into account executive pay at comparable companies and our pay practices for non-executive employees.

•	An individual executive's compensation should be based on the executive's responsibility level, capability and performance.

•	The executive team's compensation should include a significant component that is based on the Company's overall financial performance to encourage the executive team to focus on the overall success of the Company.

•	Our executives should receive few perquisites, if any, other than those provided to all employees.

The Compensation Committee annually reviews each executive's compensation. The Compensation Committee has determined that our executives' compensation will include base salary, non-equity-based incentive compensation, and equity-based incentive pay in the form of options and restricted stock units. We view the various components of compensation as related but distinct.

We determine the appropriate level for each executive compensation component based in part, but not exclusively, on the following factors:

•	internal equity and consistency;

•	individual performance;

•	the executive compensation paid by other companies with which we compete for executive talent; and

•	Company performance.

The base salary reflects the pay the Compensation Committee believes is appropriate for each executive's responsibility, capability and performance. The non-equity-based incentive compensation is designed to focus the executive team on the Company-wide goals and objectives, which focus on growth in revenue and reductions in costs in order to achieve and sustain a target operating margin. The Compensation Committee has not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid-out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation, although it has a preference for a material amount of "at risk" compensation, the amount of which is based on our financial results. The equity-based compensation plan is designed to encourage executives to also own shares of Common Stock in the Company and thereby align executives' interests with our shareholders' interests.

The Compensation Committee considers both internal equity and market competitiveness. We compare executive pay to the compensation of other key managers and employees at the Company. As described below, we also compare overall executive compensation to comparison companies and to salary database information. The Compensation Committee believes that equitable and competitive compensation, as well as leader development and promotion-from-within, are essential to retain high-performing executives. Our currently employed Named Executive Officers have an average of 30.6 years of experience with Daktronics.

For fiscal 2022, our Named Executive Officers were Reece A. Kurtenbach, Chair, President and CEO; Sheila M. Anderson, Chief Financial Officer and Treasurer; Bradley T. Wiemann, Executive Vice President; Matthew J. Kurtenbach, Vice President of Manufacturing; and Carla S. Gatzke, Vice President of Human Resources and Secretary.

Role of Executive Officers in Compensation Decisions
Our CEO and Vice President of Human Resources present to the Compensation Committee their recommendations for the salary, non-equity-based incentive compensation, and equity-based compensation grants for the Named Executive Officers. The Compensation Committee considers these recommendations and accepts or adjusts them, in whole or in part. The CEO and Vice President of Human Resources are not present for the discussions or determinations about their own compensation, but they generally participate in the discussions regarding other executive officers’ compensation. The Chair of the Compensation Committee presents the Compensation Committee’s findings regarding compensation for executive officers to the Board. Based on such input, the Board reviews and generally approves and adopts the Committee's recommendations regarding the executives' compensation plan.

Benchmarking
In making decisions regarding elements and amounts of compensation, the Compensation Committee considers the compensation paid to executive officers at similar levels and responsibilities. These are public companies in our geographical area with revenues of between $250 million and $1 billion and with a focus on manufacturing or technology.

The following list sets forth the companies comprising our peer group list:

Apogee Enterprises, Inc.	Hawkins, Inc.	Johnson Outdoors Inc
Badger Meter, Inc.	iMedia Brands, Inc.	Manitowoc Co Inc.
Bio-Techne Corporation	Tennant Company	Proto Labs Inc.
Douglas Dynamics Inc	Lindsay Corporation	Strattec Security Corp.
Raven Industries, Inc.	Enerpac Tool Group Corp.	Mayville Engineering Co Inc.
Graco, Inc.	Flexsteel Industries Inc.	MTS Systems Corp

The Compensation Committee also considers compensation data from the Economic Research Institute, which takes into consideration company size, geography, base salary and variable cash compensation but excludes equity incentive compensation information.

The Compensation Committee believes that its executive compensation is sufficiently conservative, as well as appropriately competitive, so as not to require an external consultant opinion.

Elements of Compensation
For fiscal 2022, the principal components of our executive compensation program consisted of the following, each of which is addressed below in greater detail:

•	base salary;

•	non-equity-based incentive compensation plan;

•	equity-based compensation plan; and

•	benefits.

Base Salary. The base salary reflects each executive's responsibility, capability and performance. Base salary is determined based on the benchmarking data for the executive's responsibilities, the executive's experience, and the executive's performance and the impact of such performance on our business results.

The Compensation Committee also takes into account the Company's financial performance, and it has in the past limited executive pay changes based on business or economic conditions. The Compensation Committee also considers the recommendations of the CEO for other Named Executive Officers.

In April 2020, in response to the potential impacts of the COVID-19 pandemic on the Company's business, Mr. Reece A. Kurtenbach and Ms. Sheila M. Anderson reduced their base salaries by 15%, and the other Named Executive Officers elected to reduce their base salaries by 10%. Executive pay was reinstated beginning in fiscal 2022.

Non-Equity-Based Incentive Compensation Plan. The purpose of our non-equity-based incentive compensation plan is to focus the executive team on the Company-wide goals and objectives of growth in revenue and reductions in costs in order to achieve and sustain a target operating margin. The non-equity-based incentive compensation plan is a formula-based variable cash compensation plan, with no payouts if operating margin is less than 2.5 percent, targeted payouts at a 10 percent operating margin, and maximum payouts at a 12.5 percent operating margin. The targeted level of variable cash compensation varies from an amount equal to five months of base salary to eight months of base salary for each executive officer. The maximum level of the variable cash compensation is 120 percent of the targeted level of variable cash compensation.

This level of non-equity compensation takes into account other non-equity incentive compensation plans at comparable companies, as well as the Compensation Committee's preference for a material level of executive compensation that varies with the Company's performance. The Compensation Committee selected the operating margin measure for the formula because they believe it is the most appropriate indicator of performance that will drive long-term shareholder value, and it is consistent with our corporate strategies.

The various payout percentages based on operating margins are as follows:

Operating Margin	Percentage of Targeted Non-equity Incentive Compensation
Less than 2.5%	—
2.5 to 5.0%	0.0 to 25.0%
5.0 to 7.5%	25.0 to 60.0%
7.5 to 10.0%	60.0 to 100.0%
10.0 to 12.5%	100.0 to 120.0%

We follow applicable laws and regulations regarding the recovery of any non-equity-based compensation, other incentive-based or equity-based compensation, and profits realized from the sale of securities resulting from any misconduct on the part of an executive officer.

During fiscal 2022, the Named Executive Officers were eligible for non-equity-based incentive compensation if the maximum payout of 120 percent of target was achieved as follows: CEO - 80 percent of his base salary; Chief Financial Officer - 55 percent of her base salary; Vice President and Secretary - 50 percent of her base salary; and all other Named Executives Officers - 65 percent of his or her base salary. For fiscal 2022, 2021, and 2020, there was no non-equity-based incentive compensation paid out to any Named Executive Officer.

Equity-Based Compensation Program. Grants of equity awards offer long-term incentives to our executives and align the interests of employees more closely with those of our shareholders.

Each year, the Board, based on recommendations of the Compensation Committee, determines the number of shares that may be subject to equity awards for all employees, including the Named Executive Officers. The total number of shares subject to equity awards is constrained by the Board’s desire to limit dilution to shareholders to a level consistent with our historical levels, which generally approximate a dilution of one percent, and to limit the total grant date fair value of the equity awards to a targeted level. The one percent dilution is based on an assessment of a conservative amount relative to high-tech growth companies. The grant date fair value is based on a comparison to the prior fiscal year's expense and the current year’s estimate of a percentage of total payroll expense. The Compensation Committee and the Board generally follow a practice of calculating the equity grant valuation limit based on the share price on the date of the Compensation Committee meeting at which the equity grants are determined by the Compensation Committee for recommendation to the Board to assure that the valuation limit is consistent with the approximate dilution limit of one percent. The Compensation Committee then allocates these equity grants to the Named Executive Officers, and the CEO allocates equity grants to selected employees. To facilitate the grant of stock options to employees and other executive officers, the Board authorized the CEO to grant individual stock options and restricted stock units during fiscal 2022, subject to the guidelines and limitations imposed by the Compensation Committee.

The Compensation Committee also considers trends in equity-based compensation, the mix of the type of equity grants, and the number of our shares that are available for equity grants. The Compensation Committee and the Board also generally follow a practice of allocating similar equity grants to each of the Named Executive Officers, with some variation based on responsibilities and experience. The allocation to the Named Executive Officers is based on historical grants, the value of past grants, and the Company’s performance, all of which are subject to the objectives listed under the section of this Proxy Statement entitled "Compensation Discussion and Analysis - Role of Compensation Committee, Philosophy and Objectives."

For fiscal 2022, the Compensation Committee determined that each Named Executive Officer would be allocated equity grants for approximately 8,750 shares of Common Stock, with a ratio of 2.5-to-1 of incentive stock options to restricted stock units. The Compensation Committee determined that Mr. Reece A. Kurtenbach should receive a grant of approximately twice the amount of the other Named Executive Officers to facilitate his ownership of additional stock of the Company as the CEO and to reflect a ratio of grants to the CEO compared to the grant to Named Executive Officers that is more similar to the ratio in the benchmarking data. The Compensation Committee determined that the valuation of the equity grants, based on the grant date fair value as determined under ASC 718, would be limited to approximately $2.5 million for all employees, including the Named Executive Officers. The value of the restricted stock units was equal to 93.2 percent of the value of the stock options for executives, as determined under the fair value provisions of ASC 718. For fiscal 2022, all equity grants to employees were made under the Daktronics, Inc. 2020 Stock Incentive Plan (the "2020 Plan").

The Board and the Compensation Committee approve equity grants for Named Executive Officers and other employees annually in their summer meetings to coincide with the director equity grants and the annual meeting of shareholders. Equity awards are not typically granted at other times of the year for employees, including new employees. The exercise price of all stock options granted is equal to the fair market value of the Common Stock as reported on The Nasdaq Global Select Market on the date of grant, which is defined in the 2020 Plan as the closing price of the Common Stock as reported on The Nasdaq Global Select Market on the date of grant. All options also contain five-year vesting provisions, with 20 percent of the shares underlying the stock option vesting each year following the date of grant. The restricted stock units also contain a five-year vesting provision, with 20 percent of the restricted stock units vesting each year following the date of grant.

Benefits. Our Named Executive Officers are eligible for all benefits generally available to our full-time employees. We do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees.

All employees, including the Named Executive Officers, are entitled to participate in the 401(k) Plan, which is qualified under Section 401(k) of the Internal Revenue Code (the "Code"). At the discretion of the Board, we may make matching contributions equal to a percentage of the salary deduction contributions or other discretionary amounts. For fiscal year 2021, the matching contribution program was suspended because of the COVID-19 pandemic. Effective for fiscal year 2022, the matching contribution program was reinstated. We paid $2.6 million in fiscal 2022 and $2.9 million in fiscal 2020 in matching contributions. Contributions to the 401(k) Plan on behalf of the Named Executive Officers are described in the table entitled "Summary Compensation Table – Fiscal 2022."

All employees, including the Named Executive Officers, are entitled to participate in the Daktronics, Inc. Employee Stock Purchase Plan ("ESPP"), which is intended to qualify under Section 423 of the Code. The ESPP allows employees to purchase shares of Common Stock, subject to annual limitations, at a price equal to 85 percent of the lower of the fair market value of the Common Stock at the beginning or the end of each six-month offering period.

Accounting and Tax Treatment
We account for equity-based compensation paid to employees under ASC 718, Compensation-Stock Compensation, promulgated by the Financial Accounting Standards Board, which requires us to estimate and record an expense over the service period of the award. Thus, we may record an expense in one year for awards granted in earlier years. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

With respect to option awards, we generally can deduct the gain recognized by employees and directors from the exercise of non-qualified options. However, to the extent that an option is an incentive stock option, we cannot deduct the gain recognized by the optionee upon exercise of the option if there is no disqualifying disposition by the optionee.

With respect to restricted stock awards, we generally can deduct the fair market value of the shares vested on the vesting date. Alternatively, if the recipient were to make an election under Section 83(b) of the Code, we would be entitled to a deduction on the date of grant equal to the value of the restricted stock on the date of grant.

Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to a company's chief executive officer and the four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. Because the potential amount of base salary and non-equity-based incentive compensation that each of our executive officers can earn is less than $1 million, Section 162(m) of the Code has not been material to our compensation decisions.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the section of this Proxy Statement entitled "Compensation Discussion and Analysis" with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee,

John P. Friel, Chair
Dr. José-Marie Griffiths
Shereta Williams

EXECUTIVE COMPENSATION

For the fiscal years ended April 30, 2022, May 1, 2021 and May 2, 2020, the following table sets forth information about compensation awarded to, earned by or paid to our principal executive officer and principal financial officer and our next three most highly compensated executive officers whose total compensation was greater than $100,000 for the fiscal year ended April 30, 2022, all of whom constitute our Named Executive Officers.

SUMMARY COMPENSATION TABLE – FISCAL 2022

Name and Principal Position	Year	Salary($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation($) (3)	All Other Compensation($)(4)	Total($)
Reece A. Kurtenbach	2022	$470,308	$28,296	$30,375	$—	$9,694	$538,673
CEO and President	2021	386,658	20,520	42,660	—	—	449,838
	2020	451,489	34,290	24,705	—	8,400	518,884
Sheila M. Anderson	2022	$300,192	$13,100	$14,063	$—	$7,883	$335,238
Chief Financial Officer	2021	244,963	9,500	19,750	—	—	274,213
	2020	287,413	15,875	11,438	—	7,578	322,304
Bradley T. Wiemann	2022	$287,339	$13,100	$14,063	$—	$8,186	$322,688
Executive Vice President	2021	255,240	9,500	19,750	—	—	284,490
	2020	277,802	15,875	11,438	—	8,334	313,449
Matthew J. Kurtenbach	2022	$276,546	$13,100	$14,063	$—	$8,296	$312,005
Vice President	2021	245,340	9,500	19,750	—	—	274,590
	2020	266,059	15,875	11,438	—	7,982	301,354
Carla S. Gatzke	2022	$235,523	$13,100	$14,063	$—	$7,066	$269,752
Vice President and	2021	208,980	9,500	19,750	—	—	238,230
Secretary	2020	226,599	15,875	11,438	—	6,798	260,710

(1)
Consists of restricted stock units granted under the 2015 Stock Incentive Plan (the "2015 Plan") for fiscal 2020 and under the 2020 Plan for fiscal 2021 and 2022. In accordance with ASC 718, the amount is calculated based on the grant date fair value of the award. Refer to "Note 10. Shareholders' Equity and Share-Based Compensation" of the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for a discussion of the assumptions used in calculating the amount under ASC 718.

(2)
Consists of stock options granted under the 2015 Plan for fiscal 2020 and under the 2020 Plan for fiscal 2021 and fiscal 2022. The value of the option awards is calculated based on the grant date fair value of the award in accordance with ASC 718. Refer to "Note 10. Shareholders' Equity and Share-Based Compensation" of the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 for a discussion of the assumptions used in calculating the amount under ASC 718.

(3)
The amounts in this column reflect the total variable cash compensation paid to the Named Executive Officers under the non-equity-based incentive compensation plan. As explained earlier in this Proxy Statement, variable incentive compensation payments are based upon the achievement of certain operating margin targets for fiscal 2020, 2021, and 2022.

(4)	Consists of matching contributions made by us under the 401(k) Plan, which is intended to qualify under Section 401(k) of the Code.

The following table sets forth information regarding grants of plan-based awards to the Named Executive Officers during fiscal 2022:

GRANTS OF PLAN-BASED AWARDS — FISCAL 2022

	Estimated future payouts under non-equity incentive plan awards(1)				All other stock awards: number of shares of stock or units	All other option awards: number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option
Name	Threshold($)	Target($)	Maximum($)	Grant Date	(#)(2)	(#) (3)	($/share)(4)	awards($) (5)
Reece A. Kurtenbach	81,000	324,000	388,800	9/2/2021	5,400	13,500	5.66	58,671
Sheila M. Anderson	35,521	142,083	170,500	9/2/2021	2,500	6,250	5.66	27,163
Bradley T. Wiemann	39,867	159,467	191,360	9/2/2021	2,500	6,250	5.66	27,163
Matthew J. Kurtenbach	38,458	153,833	184,600	9/2/2021	2,500	6,250	5.66	27,163
Carla S. Gatzke	25,188	100,750	120,900	9/2/2021	2,500	6,250	5.66	27,163

(1)	Consists of variable cash compensation under our annual non-equity-based incentive compensation plan. The amounts reflect the minimum payment level, if an award is achieved, the target payment level, and the maximum payment level under the plan. For additional information concerning our annual non-equity-based compensation plan, see the section of this Proxy Statement entitled "Compensation Discussion and Analysis - Elements of Compensation."

(2)	Consists of restricted stock units granted to the Named Executive Officers in fiscal 2022 under the 2020 Plan. The units vest as to 20 percent of the shares one year after the date of grant and as to an additional 20 percent in each succeeding year, but only if the Named Executive Officer is then an employee of the Company.

(3)
Consists of options granted to the Named Executive Officers in fiscal 2022 under the 2020 Plan. The options vest and become exercisable as to 20 percent of the shares one year after the date of grant and as to an additional 20 percent in each succeeding year, but only if the Named Executive Officer is then an employee of the Company.

(4)	The exercise price of all options was equal to the closing price of the Common Stock as quoted on The Nasdaq Global Select Market on the date of grant as provided in the 2020 Plan.

(5)
Represents the full grant date fair value determined pursuant to ASC 718 as reflected in our financial statements, based on the number of shares subject to the options and restricted stock unit awards granted and the closing price of the Common Stock as quoted on The Nasdaq Global Select Market on the date of grant, which was $5.66 per share on September 2, 2021.

The following table sets forth information about unexercised options and restricted stock units that have not vested that were held at April 30, 2022 by the Named Executive Officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — FISCAL 2022

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Reece A. Kurtenbach	8/23/2012	10,800	—	9.51	08/22/22	—	—
	8/22/2013	8,750	—	11.05	08/22/23	—	—
	9/1/2013	25,000	—	10.93	08/22/23	—	—
	9/4/2014	15,000	—	13.31	09/04/24	—	—
	9/3/2015	15,000	—	8.51	09/03/25	—	—
	9/1/2016	15,000	—	9.57	09/01/26	—	—
	8/31/2017	12,000	3,000	9.63	08/31/27	—	—
	9/6/2018	8,100	5,400	7.83	09/06/28	—	—
	9/5/2019	5,400	8,100	7.47	09/05/29	—	—
	9/3/2020	5,400	21,600	4.11	09/03/30	—	—
	9/2/2021	—	13,500	5.66	09/02/31	—	—
		—	—	—	—	16,320	54,672
Sheila M. Anderson	8/23/2012	4,000	—	9.51	08/22/22	—	—
	9/12/2012	6,000	—	9.56	08/22/22	—	—
	8/22/2013	6,870	—	11.05	08/22/23	—	—
	9/4/2014	7,500	—	13.31	09/04/24	—	—
	9/3/2015	7,500	—	8.51	09/03/25	—	—
	9/1/2016	7,500	—	9.57	09/01/26	—	—
	8/31/2017	6,000	1,500	9.63	08/31/27	—	—
	9/6/2018	3,750	2,500	7.83	09/06/28	—	—
	9/5/2019	2,500	3,750	7.47	09/05/29	—	—
	9/3/2020	2,500	10,000	4.11	09/03/30	—	—
	9/2/2021	—	6,250	5.66	09/02/31	—	—
		—	—	—	—	7,600	25,460
Bradley T. Wiemann	8/23/2012	10,500	—	9.51	08/22/22	—	—
	8/22/2013	10,800	—	11.05	08/22/23	—	—
	9/4/2014	7,500	—	13.31	09/04/24	—	—
	9/3/2015	7,500	—	8.51	09/03/25	—	—
	9/1/2016	7,500	—	9.57	09/01/26	—	—
	8/31/2017	6,000	1,500	9.63	08/31/27	—	—
	9/6/2018	3,750	2,500	7.83	09/06/28	—	—
	9/5/2019	2,500	3,750	7.47	09/05/29	—	—
	9/3/2020	2,500	10,000	4.11	09/03/30	—	—
	9/2/2021	—	6,250	5.66	09/02/31	—	—
		—	—	—	—	7,600	25,460
Matthew J. Kurtenbach	8/23/2012	10,500	—	9.51	08/22/22	—	—
	8/22/2013	10,500	—	11.05	08/22/23	—	—
	9/4/2014	7,500	—	13.31	09/04/24	—	—
	9/3/2015	7,500	—	8.51	09/03/25	—	—
	9/1/2016	7,500	—	9.57	09/01/26	—	—
	8/31/2017	6,000	1,500	9.63	08/31/27	—	—
	9/6/2018	3,750	2,500	7.83	09/06/28	—	—
	9/5/2019	2,500	3,750	7.47	09/05/29	—	—
	9/3/2020	2,500	10,000	4.11	09/03/30	—	—

	9/2/2021	—	6,250	5.66	09/02/31	—	—
		—	—	—	—	7,600	25,460
Carla S. Gatzke	8/23/2012	10,500	—	9.51	08/22/22	—	—
	8/22/2013	6,870	—	11.05	08/22/23	—	—
	9/4/2014	6,870	—	13.31	09/04/24	—	—
	9/3/2015	6,870	—	8.51	09/03/25	—	—
	9/1/2016	6,870	—	9.57	09/01/26	—	—
	8/31/2017	5,496	1,374	9.63	08/31/27	—	—
	9/6/2018	3,750	2,500	7.83	09/06/28	—	—
	9/5/2019	2,500	3,750	7.47	09/05/29	—	—
	9/3/2020	2,500	10,000	4.11	09/03/30	—	—
	9/2/2021	—	6,250	5.66	09/02/31	—	—
		—	—	—	—	7,550	25,293

(1)	All options vest in equal installments over five years beginning one year after the grant date, but only if the Named Executive Officer is then an employee of the Company, and expire after 10 years.

(2)	Restricted stock units vest as to 20 percent of the shares one year after date of grant and as to an additional 20 percent in each succeeding year, but only if the Named Executive Officer is then an employee of the Company.

(3)
Determined by multiplying the Company's $3.35 per share closing stock price as reported on The Nasdaq Global Select Market on April 30, 2022, which was the last business day of fiscal 2022, by the number of shares subject to the award.

The following table sets forth information regarding the exercise of stock options by and the vesting of restricted stock awards during fiscal 2022 for the Named Executive Officers:

OPTION EXERCISES AND STOCK VESTED – FISCAL 2022

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(2)
Reece A. Kurtenbach	—	—	5,640	34,122
Sheila M. Anderson	—	—	2,700	16,335
Bradley T. Wiemann	—	—	2,700	16,335
Matthew J. Kurtenbach	—	—	2,700	16,335
Carla S. Gatzke	—	—	2,600	15,730

(1)	Consists of the difference between the closing price of the Common Stock on the date of exercise and the per share exercise price of the option multiplied by the number of shares acquired upon exercise.

(2)	Consists of the number of shares vested multiplied by the market value of the stock as of the vesting date.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information as of April 30, 2022 with respect to our equity compensation plans:

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2007 Stock Incentive Plan	607,662	$10.92	—
2015 Stock Incentive Plan	886,699	8.61	—
2020 Stock Incentive Plan	612,376	4.66	2,456,318
Employee Stock Purchase Plan(1)	Not Applicable	Not Applicable	705,035
Total	2,106,737	$8.13	3,161,353

(1)	Under the ESPP, shares are acquired at the time of investment by the participating employees at the applicable discount.

Post-Employment Compensation

Potential Payments upon Termination of Employment or Change in Control
The table below reflects the compensation that would be paid to each of our Named Executive Officers in the event of termination of such executive’s employment. The amounts shown assume that such termination was effective as of April 30, 2022, include estimated amounts earned through such date, and are estimates of the amounts which would be paid out to the Named Executive Officers upon the termination of their employment. The actual amounts to be paid can be determined only at the time of such Named Executive Officer's separation from the Company. In addition, there may be re-negotiation of the payments upon any termination of employment or change in control.

Under the 2020 Plan, all options and restricted stock units immediately vest upon a "change in control", as that term is defined in the 2020 Plan. The 2007 Plan and 2015 Plan have expired, but there are awards outstanding under the 2007 Plan and 2015 Plan that are governed by its terms. Upon a termination of employment for any reason, and consistent with our employment policies which apply to all employees, we are obligated to pay for accrued and unused vacation time, which would then be payable in a lump sum.

Name	Benefit	Termination due to change in control	Termination without cause or for good reason	Termination for cause or for good reason	Death
Reece A. Kurtenbach	Stock option vesting acceleration(1)	$—	$—	$—	$—
	Restricted stock unit vesting acceleration	54,672	—	—	—
	Vacation pay	19,206	19,206	19,206	19,206
		$73,878	$19,206	$19,206	$19,206

Sheila M. Anderson	Stock option vesting acceleration(1)	$—	$—	$—	$—
	Restricted stock unit vesting acceleration	25,460	—	—	—
	Vacation pay	15,824	15,824	15,824	15,824
		$41,284	$15,824	$15,824	$15,824

Bradley T. Wiemann	Stock option vesting acceleration(1)	$—	$—	$—	$—
	Restricted stock unit vesting acceleration	25,460	—	—	—
	Vacation pay	25,052	25,052	25,052	25,052
		$50,512	$25,052	$25,052	$25,052

Matthew J. Kurtenbach	Stock option vesting acceleration(1)	$—	$—	$—	$—
	Restricted stock unit vesting acceleration	25,460	—	—	—
	Vacation pay	33,452	33,452	33,452	33,452
		$58,912	$33,452	$33,452	$33,452

Carla S. Gatzke	Stock option vesting acceleration(1)	$—	$—	$—	$—
	Restricted stock unit vesting acceleration	25,293	—	—	—
	Vacation pay	40,455	40,455	40,455	40,455
		$65,748	$40,455	$40,455	$40,455

(1)
For option awards, consists of the difference between the $3.35 per share closing price of the Common Stock as reported on The Nasdaq Global Select Market as of April 30, 2022, which was the last business day of fiscal 2022, and the exercise price of the option multiplied by the number of shares subject to the option.

Other Post-Employment Payments
We do not provide pension arrangements, post-retirement health coverage or non-qualified defined contribution plans to any of our employees.

Compensation Risk Analysis
The Compensation Committee has established the non-equity incentive program to be based on the same Company-wide measure for each executive. As previously described, the Compensation Committee has selected operating margin as the Company-wide measure. Basing the program on the same Company-wide measure for all the executives minimizes the risks associated with individual formulas based on individual actions. The non-equity incentive program is the only formula-based incentive-compensation program in the Company.

CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information with respect to fiscal 2022:

•	the annual total compensation of the median employee of our Company (which excludes our CEO) was $54,227; and

•	the annual total compensation of our CEO was $538,673.

Based on this information, a reasonable estimate of the ratio of the annual total compensations of our CEO and the median employee for fiscal 2022 was approximately 10-to-1.

We determined our median employee compensation as of January 1, 2022. We included all world-wide full-time, part-time, temporary and student employees, and excluded our CEO in the median compensation calculation. We calculated each identified employee’s total compensation as the annualized value of their current base hourly rate with scheduled hours or salary rate. Compensation paid in currencies other than U.S. dollars were converted to U.S. dollars based on average exchange rates for the period ended January 1, 2022.

The identified median employee received $50,960 of base pay in fiscal 2022. We then calculated the median employee's annual total compensation on the same basis that we used to calculate the total compensation of our Named Executive Officers set forth in the Summary Compensation Table, which added $3,267 to the median employee's base pay due to overtime. Thus, our median employee's annual total compensation was $54,227.

The pay ratio reported above is calculated in a manner consistent with SEC rules and guidance, based on our internal records and the methodology described above. In addition, the rules for identifying the "median employee" and calculating the pay ratio allow companies to apply various methodologies and assumptions. As a result, the compensation for our median employee and the pay ratio reported by us should not be used as a comparison to the information reported by other companies.

AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of four directors who are independent as provided in Rule 5605(a)(2) of the Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. The members of the Audit Committee are appointed annually by the Board.

The membership of the Audit Committee for fiscal 2022, together with their appointment dates and attendance at meetings, is set forth below:

Members	Audit Committee Member since	Attendance/Total Meetings
Kevin P. McDermott	2016	5/5
John P. Friel	2016	5/5
James B. Morgan	2017	1/1
Shereta Williams(1)	2021	4/5
Lance D. Bultena(1)	2021	4/5
(1) Appointed to the Audit Committee effective September 2, 2021. Ms. Williams and Mr. Bultena attended all Audit Committee meetings held while she/he was an Audit Committee member.

The Audit Committee has reviewed and discussed with management and the Independent Auditor our audited consolidated financial statements as of and for the fiscal year ended April, 30 2022, and the results of management's assessment and the Independent Auditor's audit of the effectiveness of the Company's internal control over financial reporting; the significant accounting policies, including their quality and acceptability, applied by management in the preparation of our financial statements, as well as alternative treatments; significant estimates and judgements applied by management in the preparation of our financial statements; use of non-GAAP measures, and management's and the Independent Auditor's judgment with respect to risk assessment. The Audit Committee received regular updates from our Chief Financial Officer and general counsel on various matters including the status of litigation and regulatory matters, our banking relationships and credit facilities, and estimated cash flow, capital expenditures, and investments in affiliates. The Audit Committee reviewed and discussed our quarterly earnings press releases and Quarterly Reports on Form 10-Q filed with the SEC. We have discussed with our Independent Auditor the matters required by the standards of the Public Company Accounting Oversight Board ("PCAOB"), including PCAOB Auditing Standards No. 1301, Communications with Audit Committees, the rules of the SEC, and other applicable regulations. We have also received from the Independent Auditor the written disclosures and the letter required by applicable requirements of PCAOB Rule 3526, Communications with Audit Committees Concerning Independence, regarding the Independent Auditor's independence; and reviewed and pre-approved fees charged by the Independent Auditor and considered whether the Independent Auditor's provision of non-audit services to us is compatible with its independence. The Audit Committee also met in executive session following each of the Audit Committee meetings with representatives of our Independent Auditor.

The Audit Committee recognizes the importance of maintaining the independence of the Company's Independent Auditor, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company's Independent Auditor and determines whether to re-engage such firm. In doing so, the Audit Committee considers, among other things, the quality and efficiency of the services provided by the Independent Auditor, its capabilities and its technical expertise, its knowledge of the Company's operations and industry, and relevant information concerning its independence. Based on this evaluation, the Audit Committee recommended the appointment of Deloitte as our Independent Auditor to perform reviews of our interim consolidated financial statements and to perform audits of our annual consolidated financial statements and of our internal control over financial reporting for fiscal 2023.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited consolidated financial statements for the fiscal year ended April 30, 2022 be included in our Annual Report on Form 10-K for filing with the SEC.

By the Audit Committee,

Kevin P. McDermott, Chair
John P. Friel
Shereta Williams
Lance D. Bultena

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We have adopted a procedure called "householding," which has been approved by the SEC. Under this procedure, we are delivering only one copy of our Annual Report, this Proxy Statement and our Notice of Internet Availability of Proxy Materials to multiple shareholders who have requested paper copies of the Annual Report and Proxy Statement and who share the same address, unless we have received contrary instructions from one or more of the shareholders. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards or voting instruction cards. In addition, some banks, brokers, trustees and other nominees may be participating in this practice of householding our Annual Report, this Proxy Statement and our Notice of Internet Availability of Proxy Materials. This practice benefits us and our shareholders because it reduces the volume of duplicate information received at a shareholder’s address and helps reduce our expenses. Shareholders who share an address and receive multiple copies of our Annual Report, this Proxy Statement and our Notice of Internet Availability of

Proxy Materials may request only one copy of these materials by contacting their bank, broker, trustee or other nominee record holder or by contacting the Company as described in the next paragraph.

Shareholders that have previously received a single set of our Annual Report, this Proxy Statement and our Notice of Internet Availability of Proxy Materials may request their own copies this fiscal year or in future years by contacting their bank, broker, trustee or other nominee record holder or by contacting the Company as described in the next sentence. We will also deliver promptly separate paper copies of our Annual Report, this Proxy Statement and our Notice of Internet Availability of Proxy Materials to any shareholder upon written request sent to Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota 57006, Attention: Investor Relations, or upon verbal request by calling (605) 692-0200.

AVAILABLE INFORMATION

The Annual Report to Shareholders for the fiscal year ended April 30, 2022, including financial statements, is being mailed with this Proxy Statement. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of this Proxy Statement.

The Annual Report to Shareholders for the fiscal year ended April 30, 2022 can also be accessed on our website at www.daktronics.com by selecting "Investors" at the bottom of the website under "Our Company" and then "Annual Reports and Proxy" under the heading "Financial Information." Any person whose proxy is solicited by this Proxy Statement will be provided, upon request and without charge, with a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2022. Please submit such requests to Daktronics, Inc., 201 Daktronics Drive, Brookings, South Dakota 57006, Attention: Investor Relations, or by calling (605) 692-0200.

By Order of the Board of Directors,

Carla S. Gatzke
Secretary

Please mark your votes like this ☒

The Board of Directors recommends a vote "FOR" the following:

NOMINEES:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
(1) Kevin P. McDermott			☐
(2) Andrew Siegel			☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box for each nominee you wish to withhold.

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

The Board of Directors recommends a vote "FOR" the following:

Proposal 2. Advisory non-binding approval of executive compensation.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends a vote "FOR" the following:

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends a vote "FOR" the following:

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends a vote "FOR" the following:

Proposal 5. To approve our shareholder Rights Agreement.

FOR ☐ AGAINST ☐ ABSTAIN ☐

NOTE: Transact any other business as may properly come before the meeting.

Date ______________________

Signature ______________________

Signature (if held jointly) ______________________

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/DAKT

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

APPENDIX A
DAKTRONICS, INC.
2002 EMPLOYEE STOCK PURCHASE PLAN
Adopted November 1, 2002
Amended Effective September 1, 2022

1. PURPOSE OF THE PLAN

The Plan was adopted by the Board on June 25, 2002, to be effective as of November 1, 2002. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Corporation by purchasing Common Stock from the Corporation on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code.

2. ADMINISTRATION OF THE PLAN

2.1    COMMITTEE COMPOSITION.
The Board or Compensation Committee shall oversee the Plan. (For purposes of this Plan, references hereinafter to the Committee shall mean either the Compensation Committee or the Board.)
2.2    COMMITTEE RESPONSIBILITIES.
The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. The Committee shall act by majority vote of its members. An action of the Committee may be taken without a meeting by a unanimous written consent signed by all members of the Committee.

2.3    PLAN YEAR.
The Plan Year shall consist of a twelve month period commencing on May 1 and ending on April 30.

3. ENROLLMENT AND PARTICIPATION

3.1    OFFERING PERIODS.
While the Plan is in effect, options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offering Periods, each continuing for six months, and each of which shall commence on May 1 and November 1 of each year (the “Offering Date”) and shall terminate on October 31 and April 30 of each year (the “Termination Date”). Offering Periods under the Plan shall continue until either (A) the Committee decides that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all Eligible Employees or (B) the Plan is terminated in accordance with Section 14 below.

3.2    CONTRIBUTION PERIODS.
While the Plan is in effect, two Contribution Periods shall commence in each calendar year. The Contribution Periods shall consist of the six-month periods commencing on each May 1 and ending on October 31 and commencing on November 1 and ending on April 30.

3.3    ENROLLMENT.
Participation in the Plan by an Eligible Employee is voluntary. Any individual who, on the day prior to the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Corporation at the prescribed location not later than ten business days prior to the commencement of such Offering Period.
3.4    DURATION OF PARTICIPATION.
Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5.1 or reaches the end of the Contribution Period in which his or her employee contributions were discontinued under Section 4.4 or 8.2. A Participant who discontinued employee contributions under Section 4.4 or withdrew from the Plan under Section 5.1 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 3.3 above. A Participant whose employee contributions were discontinued automatically under Section 8.2 shall automatically resume participation at the beginning of the earliest Contribution Period ending in the next calendar year, if he or she then is an Eligible Employee.

3.5    APPLICABLE OFFERING PERIOD.
For purposes of calculating the Purchase Price under Section 7.2, the applicable Offering Period shall be determined as follows:

3.5.1    Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period or (B) the end of his or her participation under Section 3.4 above.
3.5.2    Each Participant who actively contributed to the plan on the last pay date of an offering period is automatically re-enrolled in the following offering period. Employees who withdraw or change their deferrals to 0% during an offering period must submit a new enrollment form to participate in a future offering period.

4. EMPLOYEE CONTRIBUTIONS

4.1    FREQUENCY OF PAYROLL DEDUCTIONS.
A Participant may purchase shares of Common Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Section 4.2 below, shall occur on each payday during participation in the Plan and shall be determined based upon the Payroll Withholding Rate designated by the Participant pursuant to Section 4.2 below. Payroll deductions for a Participant shall be on an after-tax basis and shall begin with the first payroll on or following the applicable Offering Date and shall continue until the termination date of the Plan, subject to earlier termination as provided herein or to decreases by the Participant in the amount of the Payroll Withholding Rate as provided in Section 4.3.
4.2    AMOUNT OF PAYROLL DEDUCTIONS.
An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Common Stock (the “Payroll Withholding Rate”). Such portion shall be a percentage of the Eligible Employee's Compensation, but not more than 15% or such lesser percentage established by the Committee from time to time. In no event may a Participant contribute more than 15% of his or her Compensation during a calendar year for the purchase of shares of Common Stock under the Plan.

4.3    CHANGING WITHHOLDING RATE.
No increases in the Payroll Withholding Rate may be made during an Offering Period. A Participant may elect to make one decrease in the Payroll Withholding Rate during an Offering Period, which change shall become effective as soon as reasonably practical after a new enrollment form has been received by the Corporation. Otherwise, if a Participant wishes to change the Payroll Withholding Rate, he or she may do so by filing a new enrollment form with the Corporation at the prescribed location not less than ten business days before the Offering Date as of which such increase or decrease is to be effective. The new Payroll Withholding Rate shall be a percentage of the Participant’s Compensation, not more than 15%.

4.4    DISCONTINUING PAYROLL DEDUCTIONS.
If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Corporation at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Corporation. (In addition, employee contributions may be discontinued automatically pursuant to Section 8.2.) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Corporation pursuant to Section 3.3 above.

5. WITHDRAWAL FROM THE PLAN
5.1    WITHDRAWAL.
A Participant may elect to withdraw from the Plan by filing the prescribed form with the Corporation at the prescribed location at any time before the last day of a Contribution Period. As soon as reasonably practicable thereafter, payroll deductions shall cease, and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.
5.2    RE-ENROLLMENT AFTER WITHDRAWAL.
A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3.3. Re-enrollment may be effective only at the commencement of an Offering Period.

6. CHANGE IN EMPLOYMENT STATUS

6.1    TERMINATION OF EMPLOYMENT.
Termination of employment as an Eligible Employee for any reason, including death, shall be automatically treated as a withdrawal from the Plan under Section 5.1. (A transfer from one Participating Corporation to another shall not be treated as a termination of employment.)

6.2    DEATH.
In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Corporation at the prescribed location before the Participant's death.

7. PLAN ACCOUNTS AND PURCHASE OF SHARES
7.1    PLAN ACCOUNTS.
The Corporation shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Corporation’s general assets and applied to general corporate purposes. A Participant may not make any separate cash payment or contribution to his or her Plan Account. No interest shall be credited to Plan Accounts.

7.2    PURCHASE PRICE.
The Purchase Price for each share of Common Stock purchased at the Termination Date of an Offering Period shall be the lower of:

7.2.1    85% of the Fair Market Value of such share on the last trading day in such Offering Period; or

7.2.2    85% of the Fair Market Value of such share on the last trading day before the Offering Date.

7.3    NUMBER OF SHARES PURCHASED.
As of the Termination Date of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Common Stock calculated in accordance with this Section 7.3, unless the Participant’s participation has terminated, through withdrawal or otherwise, in accordance with Section 5.1 or Section 6. The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the whole number of shares that results shall be purchased from the Corporation with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 4,000 shares of Common Stock with respect to any Contribution Period nor more than the amounts of Common Stock set forth in Sections 8.2 and 13.1. Notwithstanding the foregoing, the Committee may determine with respect to all Participants that any fractional share, as calculated under this Section 7.3, shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

7.4    AVAILABLE SHARES INSUFFICIENT.
In the event that the aggregate number of shares that all Participants are to purchase on any Termination Date exceeds the maximum number of shares remaining available for issuance under Section 13.1, then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase on the Termination Date and the denominator of which is the number of shares that all Participants have elected to purchase on the Termination Date. In such event, the Corporation shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby.
7.5    ISSUANCE OF COMMON STOCK CERTIFICATES.
Certificates representing the shares of Common Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the Termination Date of each Offering Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued directly to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property. The Committee may impose such restrictions on the transfer or resale of issued shares as it may deem advisable.

7.6    RESTRICTED RESALE OF SHARES ACQUIRED UNDER PLAN.
Notwithstanding anything else set forth herein, shares of Common Stock acquired under this Plan may not be resold or transferred for a period of one year after the date of purchase. Certificates for shares issued under this Plan shall contain an appropriate legend identifying such restriction on resale.

7.7    UNUSED CASH BALANCES.
An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Offering Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Section 7.4 above, Section 8.2 or Section 13.1 shall be refunded to the Participant in cash, without interest.

7.8    STOCKHOLDER APPROVAL.
Any other provision of the Plan notwithstanding, no shares of Common Stock shall be purchased under the Plan unless and until the Corporation's stockholders have approved the adoption of the Plan.

8. LIMITATIONS ON STOCK OWNERSHIP

8.1    FIVE PERCENT LIMIT.
Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Common Stock under the Plan if such Participant, immediately after his or her election to purchase such Common Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Corporation or any parent or Subsidiary of the Corporation. For purposes of this Section 8.1, the following rules shall apply:
8.1.1    Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

8.1.2    Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

8.1.3    Each Participant shall be deemed to have the right to purchase no more than 4,000 shares of Common Stock under this Plan with respect to each Offering Period.
8.2    DOLLAR LIMIT.
Any other provision of the Plan notwithstanding, no Participant shall acquire a right to purchase Common Stock which permits his rights to purchase stock under all “employee purchase plans (as such term is defined in Section 423 of the Code) of the Corporation and its parent and Subsidiary corporations to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time the right was granted) for each calendar year in which such right is outstanding at any time.

For purposes of this Section 8.2, the Fair Market Value of Common Stock shall be determined in each case as of the Offering Date of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Section 8.2 from purchasing additional Common Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Contribution Period ending in the next calendar year (if he or she then is an Eligible Employee).

9. RIGHTS NOT TRANSFERABLE

The rights of any Participant under the Plan, or any Participant's interest in any Common Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation, will or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation, will or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5.1.

10. NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Corporations or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

11. NO RIGHTS AS A STOCKHOLDER

A Participant shall have no rights as a stockholder with respect to any shares of Common Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the Termination Date of the applicable Offering Period.

Even if the right to purchase shares is granted hereunder to a Participant, this does not mean that the Participant remains further entitled to purchase Common Stock. Such right to purchase Common Stock is granted voluntarily by the Company and may be revoked by the Company at any time.

12. SECURITIES LAW REQUIREMENTS

Shares of Common Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Corporation's securities may then be traded.

13. STOCK OFFERED UNDER THE PLAN

13.1    AUTHORIZED SHARES.
The aggregate number of shares of Common Stock to be reserved by the Company and available for purchase under the Plan shall be 5,500,000.

13.2    ANTI-DILUTION ADJUSTMENTS.
The aggregate number of shares of Common Stock offered under the Plan, the number of shares by which the share reserve is to increase each calendar year, the 4,000-share limitation described in Section 7.3 and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation, the distribution of the shares of a Subsidiary to the Corporation's stockholders or a similar event.
13.3    REORGANIZATIONS.
Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Change in Control, the Offering Period and Contribution Period then in progress shall terminate and shares shall be purchased pursuant to Section 7. In the event of a merger or consolidation to which the Corporation is a constituent corporation and which does not constitute a Change in Control, the Plan shall continue unless the plan of merger or consolidation provides otherwise. The Plan shall in no event be construed to restrict in any way the Corporation's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

14. AMENDMENT OR DISCONTINUANCE

The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective without approval of the shareholders of the Corporation if shareholder approval of such amendment is then required under Rule 16b-3 under the Exchange Act or any successor rule or Section 423 of the Code or any other applicable law or regulation.. The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice; provided, however, that the Board shall not have the right to modify, cancel or amend any outstanding right to purchase Common Stock hereunder before such termination unless each Participant consents in writing.

15. DEFINITIONS

15.1    “BOARD”
Means the Board of Directors of the Corporation, as constituted from time to time.

15.2    “CHANGE IN CONTROL”

Means:

15.2.1    The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization;

15.2.2    The sale, transfer or other disposition of all or substantially all of the Corporation's assets;

15.2.3    A change in the composition of the Board as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Corporation on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

15.2.4    Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing at least 50% of the total voting power represented by the Corporation's then outstanding voting securities. For purposes of this Section 15.2.2 , the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the common stock of the Corporation.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation's securities immediately before such transaction.

15.3    “CODE”
Means the Internal Revenue Code of 1986, as amended.

15.4    “COMMITTEE”
Means the Compensation Committee of the Board, as described in Section 2.

15.5    “COMMON STOCK”
Means the common stock of the Corporation.
15.6    “CONTRIBUTION PERIOD”
Means a six-month period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined pursuant to Section 3.2.
15.7    “CORPORATION”
Means Daktronics, Inc., a South Dakota corporation.

15.8    “COMPENSATION”
Means (i) the total compensation paid in cash to a Participant by a Participating Corporation, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation, determined in a manner consistent with the requirements of Section 423 of the Code.

15.9    “ELIGIBLE EMPLOYEE”
Means any employee of a Participating Corporation whose customary employment is for more than five months per calendar year and for more than 20 hours per week provided that such employee has been employed by any Participating Corporation for a continuous period of six (6) months preceding an applicable Offering Period.

15.10    “EXCHANGE ACT”
Means the Securities Exchange Act of 1934, as amended.

15.11    “FAIR MARKET VALUE”
Means the market price of Common Stock, determined by the Committee as follows:
15.11.1    If the Common Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq National Market or The Nasdaq SmallCap Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Stock was quoted or, if the Common Stock was not quoted on any such system, by the “Pink Sheets” published by Pink Sheets LLC;

15.11.2    If the Common Stock was traded over-the-counter market on the date in question and was traded on The Nasdaq National Market or The Nasdaq SmallCap Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market or The Nasdaq SmallCap Market;

15.11.3    If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

15.11.4    If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL or as reported directly to the Corporation by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.
15.12    “OFFERING PERIOD”
Means a six-month period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined pursuant to Section 3.1.

15.13    “PARTICIPANT”
Means an Eligible Employee who elects to participate in the Plan, as provided in Section 3.3.

15.14    “PARTICIPATING CORPORATION”
Means (i) the Corporation and (ii) each present or future Subsidiary designated by the Committee as a Participating Corporation.
15.15    “PLAN”
Means this Daktronics, Inc. 2002 Employee Stock Purchase Plan, as it may be amended from time to time.

15.16    “PLAN ACCOUNT”
Means the account established for each Participant pursuant to Section 7.1.
15.17    “PURCHASE PRICE”
Means the price at which Participants may purchase Common Stock under the Plan, as determined pursuant to Section 7.2.

15.18    “SUBSIDIARY”
Means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

16. GOVERNING LAW

The Plan shall be construed consistent with and governed by the laws of the State of South Dakota and the laws of the United States.

APPENDIX B

RIGHTS AGREEMENT
between
DAKTRONICS, INC.
and
EQUINITI TRUST COMPANY
dated as of November 16, 2018

TABLE OF CONTENTS
SECTION 1.            Certain Definitions                            1
SECTION 2.            Appointment of Rights Agent                        11
SECTION 3.            Issue of Rights Certificates                        11
SECTION 4.            Form of Rights Certificate                            13
SECTION 5.            Countersignature and Registration                        14
SECTION 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates                    15
SECTION 7.            Exercise of Rights; Exercise Price; Expiration Date of Rights            16
SECTION 8.            Cancellation and Destruction of Rights Certificates                17
SECTION 9.            Reservation and Availability of Capital Stock                18
SECTION 10.            Preferred Stock Record Date                        19
SECTION 11.            Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights    20
SECTION 12.            Certificate of Adjusted Exercise Price or Number of Shares            25
SECTION 13.            Consolidation, Merger or Sale or Transfer of Assets or Earning Power        26
SECTION 14.            Fractional Rights; Fractional Shares; Waiver                    29
SECTION 15.            Rights of Action                                30
SECTION 16.            Agreement of Rights Holders                        30
SECTION 17.            Rights Certificate Holder Not Deemed a Shareholder                31
SECTION 18.            Duties of Rights Agent                            31
SECTION 19.            Concerning the Rights Agent                        34
SECTION 20.            Merger or Consolidation or Change of Name of Rights Agent            35
SECTION 21.            Change of Rights Agent                            35
SECTION 22.            Issuance of New Rights Certificates                        36
SECTION 23.            Redemption                                36
SECTION 24.            Exchange                                38
SECTION 25.            Notice of Certain Events                            40
SECTION 26.            Notices                                    40
SECTION 27.            Supplements and Amendments                        41
SECTION 28.            Successors                                42
SECTION 29.            Determinations and Actions by the Board                    42
SECTION 30.            Benefits of this Agreement                            43
SECTION 31.            Tax Compliance and Withholding                        43
SECTION 32.            Severability                                43
SECTION 33.            Governing Law                                43
SECTION 34.            Counterparts                                43
SECTION 35.            Descriptive Headings; Section References                    44
SECTION 36.            Force Majeure                                44
Exhibit A - Articles of Amendment

Exhibit B - Summary of Rights

Exhibit C - Rights Certificate

RIGHTS AGREEMENT

This Rights Agreement, dated as of November 16, 2018 (the “Agreement”), is by and between Daktronics, Inc., a South Dakota corporation (the “Company”), and Equiniti Trust Company (the “Rights Agent”).

WITNESSETH:

WHEREAS, on August 28, 2008, the Company’s Board of Directors authorized and declared a dividend of one common stock purchase right for each outstanding share of the Company’s Common Stock, payable to shareholders of record at the close of business on November 19, 2008, each right representing the right to purchase from the Company one-tenth of a share of Common Stock, or a combination of securities and assets of equivalent value, at a purchase price of $100.00 per one-tenth of a share of Common Stock, subject to adjustment, under a Rights Agreement dated as of August 28, 2008 (the “Existing Rights Agreement”);

WHEREAS, the rights issued under the Existing Rights Agreement will expire at the close of business on November 19, 2018, and the Existing Rights Agreement then will terminate;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is desirable and in the best interests of the Company and its shareholders for the Company to adopt this Agreement as the Company’s new rights agreement to replace the Existing Rights Agreement that is expiring as of November 19, 2018, and to implement this Agreement as the Company’s new rights agreement, with the Company and the Rights Agent executing this Agreement and the Board declaring the dividend distribution described in the next paragraph; and

WHEREAS, on November 16, 2018 (the “Rights Dividend Declaration Date”), the Board determined to extend the protections similar to those provided by the Existing Rights Agreement by authorizing and declaring a dividend distribution of one preferred share purchase right (a “Right”) for each share of Common Stock of the Company to be paid on November 19, 2018 (the “Record Date”) to holders of record of the Company’s Common Stock issued and outstanding at the Close of Business on November 19, 2018 to replace the rights previously issued under the Existing Rights Agreement, and the Board also has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of Section 11) for each share of Common Stock of the Company that shall become outstanding between the Record Date (whether originally issued or from the Company’s treasury) and the earlier of the Distribution Date, the Redemption Date and the Final Expiration Date, each Right representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock of the Company, all upon the terms and subject to the conditions set forth in this Agreement (the “Rights”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

SECTION 1. Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)    “Acquiring Person” means any Person which, together with all of its Related Persons, is the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding, but excluding (i) the Exempt Persons and (ii) any Grandfathered Persons.

Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person”:

(i)    as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to 20% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding shares of Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 20% or more of the shares of Common Stock then outstanding;

(ii)    if (A) the Board determines, in its sole discretion, that such Person has become an “Acquiring Person” inadvertently (including, without limitation, because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person”; or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;

(iii)    solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including, without limitation, restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including, without limitation, restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own 20% or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including, without limitation, restricted stock) granted by the Company to its directors, officers and employees;

(iv)    by means of share purchases or issuances (including, without limitation, debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding after such transaction and (B) after such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns 20% or more of the shares of Common Stock then outstanding;

(v)    if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company; or

(vi)    as the result of an acquisition of shares of Common Stock pursuant to a Qualifying Offer.

(b)    A person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (i) acquiring, holding, voting or disposing of voting securities of the Company or (ii) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where, in each case, (A) each Person is conscious of the other Person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor supports a determination by the Board, in its sole discretion, that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall be deemed to be Acting in Concert with any third Person who is Acting in Concert with such other Person.

(c)    “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).

(d)    “Affiliate” has the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(e)    “Agreement” has the meaning set forth in the Preamble of this Agreement.

(f)    “Articles of Amendment” has the meaning set forth in Section 1(g).

(g)    “Articles of Incorporation” means the Amended and Restated Articles of Incorporation of the Company, as amended and as may be further amended from time to time, as filed with the Office of the Secretary of State of the State of South Dakota, and together with the Articles of Amendment for the Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A (the “Articles of Amendment”), as the same may hereafter be amended or restated.

(h)    “Associate” has the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(i)    A Person is the “Beneficial Owner” of (and “Beneficially Owns” and has “Beneficial Ownership”) of any securities (that are as such “Beneficially Owned”):

(i)    that such Person or any of such Person’s Affiliates or Associates Beneficially Owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement;

(ii)    that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights (other than the Rights), rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of (1) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon exercise of Rights at any time before the occurrence of a Triggering Event; (3) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates before the Distribution Date or pursuant to Section

3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(a) in connection with an adjustment made with respect to any Original Rights; or (4) securities which such Person or any of such Person’s Affiliates or Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates) if such agreement has been approved by the Board, in its sole discretion, before such Person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement, or understanding;

(iii)    that are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) is (A) Acting in Concert, or has (B) any agreement, arrangement, or understanding (whether or not in writing), for the purpose of acquiring, holding, voting or disposing of any such securities; or

(iv)    which are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including, without limitation, its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.

Notwithstanding anything in this definition of “Beneficial Ownership” to the contrary, (x) no Person engaged in business as an underwriter of securities shall be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition; and (y) no Person shall be deemed the “Beneficial Owner” of any security as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security if such agreement, arrangement or understanding is not also then reportable on Schedule 13D and arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including, without limitation, for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement, provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own for purposes of this Agreement such shares of Common Stock not outstanding).

(j)    “Board” has the meaning set forth in the Preamble of this Agreement.

(k)    “Board Evaluation Period” has the meaning set forth in Section 23(c)(i).

(l)    “Book Entry” means an uncertificated book entry for the Common Stock.

(m)    “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(n)    “Close of Business” on any given date means 5:00 p.m., Minneapolis, Minnesota time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., Minneapolis, Minnesota time, on the next succeeding Business Day.

(o)    “Closing Price” means in respect of any security for any day means the last sale price, regular way, reported at or before 4:00 p.m. New York City time or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported at or before 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or the NYSE or, if the security is not listed or admitted to trading on NASDAQ or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or before 4:00 p.m. New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use reported as of 4:00 p.m. New York City time or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board.

(p)    “Common Stock” means (i) when used with reference to the Company, the common stock, no par value, of the Company; and (ii) when used with reference to any Person other than the Company, the class or series of capital stock or equity interest with the greatest voting power (in relation to any other classes or series of capital stock or equity interest) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(q)    “Common Stock Equivalents” has the meaning set forth in Section 11(a)(iii).

(r)    “Company” has the meaning set forth in the Preamble of this Agreement.

(s)    “Counterparty” has the meaning set forth in Section 1(x).

(t)    “Current Market Price” of any security on any date means the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately before, but not including, such date; provided, however, that if the “Current Market Price” of such security is determined during a period after the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights); or (ii) any subdivision, combination or reclassification of such security, and before the expiration of the requisite 30 Trading Day period after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, in each such case, the “Current Market Price” shall be appropriately adjusted, as determined in good faith by the Board, in its sole discretion, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes, to take into account ex-dividend trading. If on any such date no market maker is making a market in such security or such security is not publicly held or not listed or traded, the “Current Market Price” means the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

Except as provided in this paragraph, the “Current Market Price” of the Preferred Stock shall be determined in accordance with the method set forth above. If the Preferred Stock is not publicly traded, the “Current Market Price” of the Preferred Stock shall be conclusively deemed to be the Current Market Price of the Common Stock of the Company as determined pursuant to the paragraph above (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “Current Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(u)    “Current Value” has the meaning set forth in Section 11(a)(iii).

(v)    “Definitive Acquisition Agreement” means any definitive written agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of the shareholders of the Company with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its Subsidiaries) of the Company and its Subsidiaries.

(w)    “Demanding Shareholders” has the meaning set forth in Section 23(c)(i).

(x)    “Derivatives Contract” means a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”

(y)    “Distribution Date” means the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by the Board, in its sole discretion, before such time any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than any Exempt Person) of, or of the first public announcement of the intention of any Person (other than any Exempt Person) to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 20% or more of the outstanding shares of Common Stock.

(z)    “Equivalent Preferred Stock” has the meaning set forth in Section 11(b).

(aa)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(ab)    “Exchange Act Regulations” means the General Rules and Regulations under the Exchange Act.

(ac)    “Exchange Date” has the meaning set forth in Section 7(a).

(ad)    “Exchange Ratio” has the meaning set forth in Section 24(a).

(ae)    “Exempt Person” means (i) the Company or any of its Subsidiaries; (ii) any officers, directors and employees of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such (including, without limitation, any fiduciary capacity); or (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(af)    “Exemption Date” has the meaning set forth in Section 23(c)(iii).

(ag)    “Exercise Price” has the meaning set forth in Sections 4(a), 11(a)(ii) and 13(a).

(ah)    "Expiration Date” has the meaning set forth in Section 7(a).

(ai)    “Final Expiration Date” has the meaning set forth in Section 7(a).

(aj)    “Flip-In Event” means any event described in Section 11(a)(ii).

(ak)    “Flip-In Trigger Date” has the meaning set forth in Section 11(a)(iii).

(al)    “Flip-Over Event” means any event described in clause (x), (y) or (z) of Section 13(a).

(am)    “Grandfathered Person” means any Person which, together with all of its Related Persons, is, as of the date of this Agreement, the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than 20% of the shares of Common Stock of the Company then outstanding; or (ii) such Person increases its Beneficial Ownership of shares of Common Stock of the Company to an amount equal to or greater than the greater of (A) 20% of the shares of Common Stock of the Company then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock of the Company outstanding as of any time from and after the public announcement of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock of the Company. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument (unless such exchange is contemplated explicitly by the terms of such security or instrument). For the avoidance of doubt, the swap or exchange of contracts for differences for shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.

(an)    “Minimum Tender Condition” has the meaning set forth in Section 1(vv)(iii).

(ao)    “NASDAQ” means the NASDAQ Stock Market.

(ap)    “Notional Common Shares” has the meaning set forth in Section 1(x).

(aq)    “NYSE” means the New York Stock Exchange.

(ar)    “Outside Meeting Date” has the meaning set forth in Section 23(c)(iii).

(as)    “Person” means any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity, including, without limitation, (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder; and (ii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(at)    “Preferred Stock” means the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Articles of Amendment.

(au)    “Principal Party” has the meaning set forth in Section 13(b).

(av)    “Qualifying Offer” means an offer determined by a majority of the Board who are not officers of the Company and who are not Acquiring Persons or Affiliates or Associates, nominees or representatives of an Acquiring Person, in good faith and in its sole discretion, to be:

(i)    an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(ii)    a fully financed all-cash tender offer or an exchange offer offering shares of Common Stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock of the Company at the same per-share consideration;

(iii)    an offer that is conditioned on a minimum of at least a majority of (A) the shares of Common Stock of the Company outstanding on a fully-diluted basis; and (B) the outstanding shares of Common Stock of the Company not held by the offeror (or such offeror’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable (the “Minimum Tender Condition”);

(iv)    an offer that is subject only to the Minimum Tender Condition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its representatives being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;

(v)    an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 calendar days after any increase in the consideration offered or after any bona fide alternative offer is commenced;

(vi)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open until at least the later of (1) the date the Board redeems the outstanding Rights or exempts such offer from the terms of this Agreement; (2) if no Special Meeting Demand has been received from the holders of a Requisite Percentage with respect to such offer, 10 calendar days after the end of the Board Evaluation Period; and (3) if a Special Meeting is duly requested in accordance with Section 23, 10 calendar days after the date of such Special Meeting or, if no Special Meeting is held within the Special Meeting Period, 10 calendar days after the last day of such Special Meeting Period;

(vii)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of Common Stock not tendered into the offer shall be acquired at the same consideration per share of Common Stock actually paid pursuant to the offer, subject to shareholders’ statutory appraisal rights, if any;

(viii)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments shall be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering shareholder (other than extensions of the offer consistent with the terms thereof);

(ix)    For the purposes of the definition of Qualifying Offer, “fully financed” means that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions; (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn; or (3) a combination of the foregoing; which evidence has been provided to the Company before, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer, and the provisions of Section 23 shall no longer be applicable to such offer.

(aw)    “Qualifying Offer Resolution” has the meaning set forth in Section 23(c)(i).

(ax)    “Receiving Party” has the meaning set forth in Section 1(x).

(ay)    “Record Date” means the Close of Business on November 19, 2018.

(az)    “Redemption Date” has the meaning set forth in Section 7(a).

(ba)    “Redemption Period” has the meaning set forth in Section 23(a).

(bb)    “Redemption Price” has the meaning set forth in Section 23(a).

(bc)    “Related Person” means, as to any Person, any Affiliates or Associates of such Person.

(bd)    “Requisite Percentage” has the meaning set forth in Section 23(c)(i).

(be)    “Rights” has the meaning set forth in the Preamble of this Agreement.

(bf)    “Rights Agent” has the meaning set forth in the Preamble of this Agreement.

(bg)    “Rights Certificate” has the meaning set forth in Section 3(d).

(bh)    “Securities Act” means the Securities Act of 1933, as amended.

(bi)    “Special Meeting” has the meaning set forth in Section 23(c)(i).

(bj)    “Special Meeting Demand” has the meaning set forth in Section 23(c)(i).

(bk)    “Special Meeting Period” has the meaning set forth in Section 23(c)(ii).

(bl)    “Spread” has the meaning set forth in Section 11(a)(iii).

(bm)    “Stock Acquisition Date” means the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that a Person has become an Acquiring Person, or such other date, as determined by the Board, in its sole discretion, on which a Person has become an Acquiring Person.

(bn)    “Subsidiary” means, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person; or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(bo)    “Substitution Period” has the meaning set forth in Section 11(a)(iii).

(bp)    “Summary of Rights” has the meaning set forth in Section 3(a).

(bq)    “Trading Day” means, in respect to any security, (i) if such security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business; and (ii) if such security is not so listed or admitted, a Business Day.

(br)    “Triggering Event” means any Flip-In Event or any Flip-Over Event.

(bs)    “Trust” has the meaning set forth in Section 24(d).

(bt)    “Trust Agreement” has the meaning set forth in Section 24(d).

SECTION 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 calendar days’ prior written notice to the Rights Agent. If the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents under the provisions of this Agreement shall be as the Company reasonably determines, and the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.

SECTION 3. Issue of Rights Certificates.

(a)    On the Record Date, or as soon as practicable thereafter, the Company will send (directly or, at the expense of the Company, through the Rights Agent or its transfer agent if the Rights Agent or transfer agent is directed by the Company and provided with all necessary information and documents) a copy of a Summary of Rights to Purchase Series A Junior Participating Preferred Stock in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Stock. With respect to certificates representing shares of Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by such shares of Common Stock registered in the names of the holders thereof together with the Summary of Rights, and not by separate Rights Certificates. With respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock together with the Summary of Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificates or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(b)    Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but before the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“[This certificate] [These shares] also evidence[s] and entitle[s] the holder hereof to certain Rights as set forth in a Rights Agreement between Daktronics, Inc. (the “Company”), and Equiniti Trust Company (the “Rights Agent”), dated as of [·], 2018, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the

Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by [this certificate] [these shares]. The Company will mail to the holder of [this certificate] [these shares] a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Related Person thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Related Person thereof) may become null and void and will no longer be transferable.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend in substantially similar form, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate(s) shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend in substantially similar form, until the earliest of the Distribution Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone, registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

If the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but before the Distribution Date, any Rights associated with such shares of Common Stock shall be cancelled and retired so that the Company is not entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c)    Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including, without limitation, a transfer to the Company).

(d)    As soon as practicable after the Distribution Date, the Company will prepare and execute, and upon the written request of the Company, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested and provided with all necessary information and documents, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Related Person of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or before the next Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

SECTION 4. Form of Rights Certificate.

(a)    The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit C hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any applicable rule or regulation of any stock exchange upon which the Rights may from time to time be listed or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Preferred Stock of the Company as shall be set forth therein at the price set forth therein (such price, the “Exercise Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment as provided herein.

(b)    Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee after the Acquiring Person becomes an Acquiring Person; or (iii) a transferee of an Acquiring Person (or of any such Related Person) that becomes a transferee before or concurrently with the Acquiring Person becoming an Acquiring Person and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom such Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement, or understanding regarding the transferred Rights, shares of

Common Stock, or the Company; or (B) a transfer that the Board has determined in good faith and in its sole discretion to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) (and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the direction of the Board a legend substantially in the following form:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Rights Agreement dated as of November 16, 2018 by and between Daktronics, Inc. and Equiniti Trust Company (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall give written notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that no Person has become an Acquiring Person or a Related Person of an Acquiring Person. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

SECTION 5. Countersignature and Registration.

(a)    The Rights Certificates shall be executed on behalf of the Company by its President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary, any Vice-President, any Assistant Secretary or any other officer of the Company, and shall be attested by the Company’s Secretary or one of its Assistant Secretaries (whose identity shall be different than the officer signing the Rights Certificate on behalf of the Company). The signature of any of these officers on the Rights Certificates may be manual or by facsimile or other customary means of electronic transmission (for example, “pdf”). Rights Certificates bearing the manual or facsimile signatures of the individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices before the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or shall be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile or other customary means of electronic transmission (for example, “pdf”) of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b)    After the Distribution Date and after the receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(d), the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

SECTION 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)    Subject to the provisions of Sections 4(b), 7(e) and 14, at any time after the Close of Business on the Distribution Date, and at or before the Close of Business on the Expiration Date, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23, or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandth of a share of Preferred Stock (or, after the occurrence of a Triggering Event, Common Stock of the Company, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent and shall surrender, together with any required form of assignment duly executed and properly completed, the Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the books and records of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Person thereof as the Company or the Rights Agent requests, whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof, and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b)    If a Rights Certificate is mutilated, lost, stolen or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights

Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former

Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent requests, and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

(c)    Notwithstanding any other provision of this Agreement, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Right Certificates, to the extent permitted by applicable law.

SECTION 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a)    Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a)), in whole or in part, at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock of the Company (or Common Stock of the Company, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or before the earliest of (i) the Close of Business on November 19, 2021 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 (the “Redemption Date”); (iii) the time at which the Rights are exchanged pursuant to Section 24 (the “Exchange Date”); or (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 1(i)(ii)(A)(4) and Section 13(f) at which time the Rights are terminated; (the earliest of (i), (ii) (iii) and (iv) being herein referred to as the “Expiration Date”).

(b)    Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock of the Company. The Exercise Price for each one one-thousandth of a share of Preferred Stock of the Company pursuant to the exercise of a Right initially shall be $25.00, which shall be subject to adjustment from time to time as provided in Sections 11 and 13, and payable in lawful money of the United States in accordance with paragraph (c) of this Section 7.

(c)    Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or Common Stock of the Company, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge, then the Rights Agent shall, subject to Section 18(j), promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates representing such number of one one-thousandth of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased, and the Company shall direct its transfer agent to comply with all such requests; or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary agent to comply with all such requests; (ii) if necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14; (iii) promptly after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) if necessary to comply with this Agreement, promptly after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. If the Company is obligated to issue shares of Common Stock or other securities of the Company, pay cash and/or distribute other assets pursuant to Section 11(a), the Company shall make all arrangements necessary so that such shares of Common Stock, other securities, cash and/or other assets are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d)    If a registered holder of any Rights Certificate exercises fewer than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, such holder, registered in such name or names as designated by such holder, subject to the provisions of Sections 6 and 14.

(e)    Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-In Event, any Rights Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person; (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such; or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee before or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Related Person) to holders of equity interests in such Acquiring Person (or any such Related Person) or to any Person with whom the Acquiring Person (or any such Related Person) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company; or (B) a transfer that the Board has determined in good faith and in its sole discretion to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights

Certificates or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23 and 24). The Company shall use its commercially reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b), but neither the Company nor the Rights Agent have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Related Persons or transferees hereunder.

(f)    Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder upon the occurrence of any purported transfer or exercise as set forth in this Section 7 by such registered holder unless such registered holder has (i) properly completed and duly executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Related Persons thereof as the Company or the Rights Agent reasonably requests.

SECTION 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 9. Reservation and Availability of Capital Stock.

(a)    The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, after the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock, authorized and issued shares of Common Stock held in its treasury, and/or other securities), a number of shares of Preferred Stock (and, after the occurrence of a Triggering Event, shares of its Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)    As long as the shares of Preferred Stock (and, after the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c)    If the Company is required to file a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use its commercially reasonable efforts to (i) file, as soon as practicable after the earliest date after the first occurrence of a Flip-In Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by applicable law after the Distribution Date, as the case may be, such registration statement; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice thereof to the Rights Agent), for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded (with prompt written notice to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that such suspension has not been rescinded). In addition, if the Company determines that a registration statement is required after the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or an effective registration statement is required and shall not have been declared effective or has been suspended.

(d)    The Company shall take such action as may be necessary to assure that each one one-thousandth of a share of Preferred Stock (and, after the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Exercise Price), duly and validly authorized and issued, fully paid and non-assessable.

(e)    The Company shall pay when due and payable any and all documentary, stamp or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company, as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company, as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or Rights Agent’s satisfaction that no such tax or charge is due.

SECTION 10. Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandth of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall be for all purposes the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandth of a share of its Preferred Stock is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-thousandth of a share of Preferred Stock only when such Preferred Stock first becomes deliverable. Before the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to the securities for which the Rights are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and such holder shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

SECTION 11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights.

The Exercise Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)
(i)    If the Company at any time after the date hereof (A) declares a dividend on the Preferred Stock payable in shares of Preferred Stock; (B) subdivides or splits the outstanding Preferred Stock; (C) combines or consolidates the outstanding Preferred Stock into a smaller number of shares or effects a reverse stock split of its outstanding Preferred Stock; or (D) issues any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), then the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares (or fractions thereof) of shares of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time becomes entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately before such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made before, any adjustment required pursuant to Section 11(a)(ii).

(ii)    Subject to Section 23 and Section 24, if any Person (other than any Exempt Person), alone or together with its Related Persons, becomes an Acquiring Person (the first occurrence of such event, the “Flip-In Event”), unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a), then proper provision shall be made so that promptly after the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof and payment of an amount equal to the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandth of a share of Preferred Stock, a number of shares of Common Stock of the Company equal to the result obtained by (A) multiplying the then current Exercise Price by the then number of one one-thousandth of a share of Preferred Stock for which a Right was or would have been exercisable immediately before the first occurrence of a Flip-In Event, whether or not such Right was then exercisable; and (B) dividing that product (which, after such first occurrence, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13) by 50% of the Current Market Price of the Company’s Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”). The Company shall provide the Rights Agent with written notice of the identity of any such Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such

Acquiring Person, Related Person or the nominee or transferee of any of the foregoing, unless and until it has received such notice.

(iii)    If the number of shares of the Company’s Common Stock that are authorized by the Articles of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing clause (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Exercise Price, (1) cash; (2) a reduction in the Exercise Price; (3) shares or fractions of a share of Preferred Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of Preferred Stock which the Board has determined to have the same value as shares of the Company’s Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”); (4) debt securities of the Company; (5) other assets; or (6) any combination of the foregoing, in each case having an aggregate value equal to the Current Value, as determined by the Board based upon the advice of a financial advisor selected by the Board; provided, however, if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days after the later of (x) the first occurrence of a Flip-In Event; and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip-In Trigger Date”), then the Company shall deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of its Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of a Flip-In Event, the Board determines in good faith and in its sole discretion that it is likely that sufficient additional shares of the Company’s Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Flip-In Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (aa) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights; and (bb) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek an authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the Current Market Price of the Common Stock on the Flip-In Trigger Date, and any Common Stock Equivalents shall have the same value as the Common Stock on such date. The Board, in its sole discretion, may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)    If the Company fixes a record date for the issuance of rights, options or warrants to all holders of its Preferred Stock entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of its Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price of the Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately before such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred stock or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). If such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be determined by the Board, in its sole discretion, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of the Preferred Stock or Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary will not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and if such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c)    If the Company fixes a record date for a distribution to all holders of shares of Preferred Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company or a dividend payable in shares of its Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each case, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately before such record date by a fraction, the numerator of which shall be the Current Market Price of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, in its sole discretion, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be the Current Market Price of the Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed; and if such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)    Notwithstanding anything herein to the contrary, except the last sentence of this Section 11(d), no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(d), no adjustment required by this Section 11 may be made after the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the Expiration Date.

(e)    If, as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than shares of Preferred Stock, the number of such other shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (f), (g), (h), (i), (j) and (k), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)    All Rights originally issued by the Company after any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandth of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)    Unless the Company has exercised its election pursuant to Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately before the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, a number of one one-thousandth of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (A) the number of one one-thousandth of a share of Preferred Stock covered by a Right immediately before this adjustment by (B) the Exercise Price in effect immediately before such adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h)    The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandth of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandth of a share of Preferred Stock for which a Right was exercisable immediately before such adjustment. Each Right held of record before such adjustment of the number of Rights shall become a number of Rights (calculated to the nearest one-thousandth of a Right) obtained by dividing the Exercise Price in effect immediately before adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company shall, as promptly as practicable, at the option of the Company, either (A) cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders are entitled as a result of such adjustment, or (B) cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders before the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders become entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i)    Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandth of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share of Preferred Stock and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

(j)    In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of one one-thousandth of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandth of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect before such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(k)    Notwithstanding anything in this Section 11 to the contrary, before the Distribution Date, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, to the extent that the Board determines that any (i) consolidation or subdivision of the Preferred Stock; (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price; (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock; (iv) stock dividends; or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock is taxable to such holders or reduces the taxes payable by such holders.

(l)    The Company may not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(m)); (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(m)); or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(m)), if (A) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; or (B) before, simultaneously with or immediately after such consolidation, merger or sale, the shareholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal
Party” for purposes of Section 13(a) shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Related Persons; provided, however, this Section 11(l) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(m)    After the earlier of the Distribution Date and the Stock Acquisition Date and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company may not, except as permitted by Section 23, Section 24, or Section 27, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n)    Notwithstanding anything in this Agreement to the contrary, if the Company, at any time after the date hereof and before the Distribution Date, (i) declares a dividend on the outstanding shares of its Common Stock payable in shares of the Company’s Common Stock; (ii) subdivides any outstanding shares of the Company’s Common Stock; (iii) combines any of the outstanding shares of the Company’s Common Stock into a smaller number of shares; or (iv) issues any shares of its capital stock in a reclassification of the Company’s Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then the number of Rights associated with each share of the Company’s Common Stock then outstanding or issued or delivered thereafter but before the Distribution Date shall be proportionately adjusted so that the number of Rights thereafter associated with each share of the Company’s Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of the Company’s Common Stock immediately before such event by a fraction, the numerator of which shall be the total number of shares of the Company’s Common Stock outstanding immediately before the occurrence of the event and the denominator of which shall be the total number of shares of the Company’s Common Stock outstanding immediately after the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(n), the adjustments provided for in this Section 11(n) shall be in addition and before any adjustment required pursuant to Section 11(a)(ii).

SECTION 12. Certificate of Adjusted Exercise Price or Number of Shares.

Whenever an adjustment is made or any event affecting the Rights or their exercisability (including, without limitation, an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment; (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Company’s Common Stock, a copy of such certificate; and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if before the Distribution Date, each registered holder of shares of the Company’s Common Stock) in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect thereto, and the Rights Agent shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

SECTION 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a)    Subject to Section 23, at any time after a Person has become an Acquiring Person, if, directly or indirectly,

(x) the Company consolidates with, or merges with and into, any other Person (other than a direct or indirect wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(m)), and the Company is not the continuing or surviving entity of such consolidation or merger;

(y) any Person (other than a direct or indirect wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(m)) consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of the Company’s Common Stock is converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or

(z) the Company sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons (other than the Company or any of its direct or indirect wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(m)), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries, taken as a whole;

(any such event described in (x), (y), or (z), a “Flip-Over Event”), then, in each such case, proper provision shall be made so that:

(i)    each holder of a Right, except as provided in Section 7(e), upon the expiration of the Redemption Period, will have the right to receive, upon the exercise of the Right at the then-current Exercise Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, a number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party, free of any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, equal to the result obtained by:

(A)    multiplying such then current Exercise Price by the number of one one-thousandth of a share of Preferred Stock for which such Right is exercisable immediately before the first occurrence of a Flip-Over Event (or, if a Flip-In Event has occurred before the first occurrence of a Flip-Over Event, multiplying the number of one one-thousandth of a share of Preferred Stock for which a Right would be exercisable hereunder but for the first occurrence of such Flip-In Event by the Exercise Price that would be in effect hereunder but for such first occurrence), and

(B)    dividing that product (which, after the first occurrence of a Flip-Over Event, shall be the “Exercise Price” for each Right and for all purposes of this Agreement) by 50% of the then Current Market Price of the shares of Common Stock of such Principal Party on the date of consummation of such Flip-Over Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii)    such Principal Party shall be liable for, and shall assume, by virtue of such Flip-Over Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii)    the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party after the first occurrence of a Flip-Over Event;

(iv)    such Principal Party will take such steps (including, without limitation, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v)    the provisions of Section 11(a)(ii) shall be of no further effect after the first occurrence of any Flip-Over Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b)    “Principal Party” means:

(i)    in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of shares of Common Stock that has the highest aggregate Current Market Price; and (B) if no securities or other equity interests are so issued, (1) the Person that is the other constituent party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Current Market Price or (2) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (3) the Person resulting from the consolidation; and

(ii)    in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate Current Market Price; provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” will refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person the Common Stock of two or more of which are and have been so registered, “Principal Party” will refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above will apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c)    The Company may not consummate any Flip-Over Event unless the Principal Party has a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Flip-Over Event, the Principal Party, at its own expense, shall:

(i)    if the Principal Party is required to file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement; (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date; and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “blue sky” laws as soon as practicable after the execution of such agreement;

(ii)    deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii)    use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights;

(iv)    use its best efforts, if such Common Stock of the Principal Party is listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on NASDAQ, the NYSE or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on NASDAQ, the NYSE or on another national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use; and

(v)    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

(d)    If the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately after such transaction, has a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in each such case, the Company may not consummate any such transaction unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e)    The provisions of this Section 13 shall apply similarly to successive mergers or consolidations or sales or other transfers. If a Flip-Over Event occurs after the occurrence of a Flip-In Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

(f)    Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board, in its sole discretion, before any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).

SECTION 14. Fractional Rights; Fractional Shares; Waiver.

(a)    The Company is not required to issue fractions of Rights except before the Distribution Date as provided in Section 11(n), or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the Persons to which such fractional Rights would otherwise be issuable an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right is the Closing Price of the Rights for the Trading Day immediately before the date that such fractional Rights would have been otherwise issuable.

(b)    The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock is one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately before the date of such exercise.

(c)    After the occurrence of one of the events described in Section 11 giving rise to the right to receive Common Stock, Common Stock Equivalents or other securities upon the exercise of a Right, the Company will not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock is the Closing Price of one share of Common Stock for the Trading Day immediately before the date of such exercise.

(d)    The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

SECTION 15. Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, before the Distribution Date, the registered holders of shares of the Company’s Common Stock); and any registered holder of a Rights Certificate (or, before the Distribution Date, any registered holder of shares of the Company’s Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, before the Distribution Date, any registered holder of shares of the Company’s Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person (including, without limitation, the Company) subject to this Agreement.

SECTION 16. Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)    before the Distribution Date, the Rights shall be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Company’s Common Stock registered in the names of the holders of the Company’s Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Company’s Common Stock registered in the names of the holders of the Company’s Common Stock (which certificates for shares of the Company’s Common Stock shall also constitute certificates for Rights), and each Right is transferable only in connection with the transfer of the Company’s Common Stock;

(b)    after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, as determined in the sole discretion of the Rights Agent;

(c)    subject to Section 6(a) and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, before the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Company’s Common Stock, or in the case of certificated shares, by the associated certificate for the Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be affected by any notice to the contrary; and

(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent has any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

SECTION 17. Rights Certificate Holder Not Deemed a Shareholder.

No holder, as such, of any Rights Certificate is entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25, to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights, or otherwise, until the Right evidenced by such Rights Certificate have been exercised in accordance with the provisions hereof.

SECTION 18. Duties of Rights Agent.

The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, before the Distribution Date, holders of shares of the Company’s Common Stock, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company or be an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent will have no liability for or in respect of, any action taken, suffered or omitted to be taken by it in the absence of gross negligence or willful misconduct in accordance with such advice or opinion.

(b)    Whenever in the performance of its duties under this Agreement, the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company before taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically any one or more of prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, the Chief Executive Officer, the Chief Financial Officer, or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it, in the absence of gross negligence or willful misconduct, under the provisions of this Agreement in reliance upon such certificate.

(c)    The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence or willful misconduct (which gross negligence or willful misconduct must be determined by a final judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)    The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereon), but all such statements and recitals are deemed to have been made by the Company only.

(e)    The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor will it be liable or responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Rights Certificate; nor will it be liable or responsible for any change in the exercisability of the Rights (including, without limitation, the Rights becoming null and void pursuant to Section 7(e)) or any change or adjustment in the terms of the Rights including, without limitation, to any adjustment required under the provisions of Sections 11, 13, 23 or 24 or for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12, upon which the Rights Agent may rely); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock, Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock, Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)    The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the President, the Chief Executive Officer, the Chief Financial Officer, or the Secretary of the Company or any one of them, and to apply to such officers for advice or instructions in connection with its duties, such advice or instruction shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken or suffered or omitted to be taken by it, in the absence of gross negligence or willful misconduct, in accordance with advice or instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in the absence of gross negligence or willful misconduct in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, before taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h)    The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct (each as determined by a final judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, either (i) the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, or (ii) any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

SECTION 19. Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable and documented expenses, counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, demand, judgment, fine, penalty, claim, settlement, cost or expense (including the reasonable fees and expenses of legal counsel), incurred without gross negligence or willful misconduct on the part of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent pursuant to this Agreement or in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable and documented costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder.

(b)    The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Book Entry for Common Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statements or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 18. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c)    Notwithstanding anything in this Agreement to the contrary, in no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder except to the extent that such failure actually prejudices the Company. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim if such action, proceeding, suit or claim names or implicates the Company. If the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim that is unrelated to the Rights Agent. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which shall not be unreasonably withheld.

(d)    The provisions of this Section 19 and Section 21 below shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and the expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever (including, without limitation, to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and to hold it harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever provided in each case that such claims are not based on the gross negligence or willful misconduct of the Rights Agent (each as determined by a final judgment of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement shall be limited to the amount of annual fees paid by the Company to the Rights Agent.

SECTION 20. Merger or Consolidation or Change of Name of Rights Agent.

(a)    Any Person into which the Rights Agent or any successor Rights Agent is merged or with which the Rights Agent or any successor Rights Agent is consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 20. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)    If at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

SECTION 21. Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon at least 30 days’ notice in writing mailed to the Company. The Company may remove the Rights Agent or any successor Rights Agent upon at least 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Company’s Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (such holder shall, with such notice, submit its Rights Certificate for inspection by the Company), then the incumbent Rights Agent or any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any State thereof, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and which at the time of its appointment as Rights Agent has, or with its parent has, a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Company’s Common Stock and Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22. Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board, in its sole discretion, to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Exercise Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock after the Distribution Date (other than upon exercise of a Right), and before the redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate may be issued if, and to the extent that, the Company has been advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate may be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23. Redemption.

(a)    The Board may, within its sole discretion, at any time before any Person becomes an Acquiring Person (the “Redemption Period”), cause the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights will not be exercisable after the first occurrence of a Flip-In Event or Flip-Over Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board may establish, in its sole discretion. The Company may, at its option, pay the Redemption Price in cash, shares of its Common Stock based on the Current Market Price or any other form of consideration deemed appropriate by the Board, in its sole discretion.

(b)    Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or such later time as the Board, in its sole discretion, may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate, and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such redemptions have occurred); and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice will not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent for the Company’s Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price shall be made. Neither the Company nor any of its Related Persons may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Articles of Incorporation before the Distribution Date.

(c)
(i)    If (1) the Company receives a Qualifying Offer, (2) a sufficient number of shares of Common Stock of the Company have been tendered into the Qualifying Offer and not withdrawn to meet the Minimum Tender Condition, and (3) the Board, in its sole discretion, has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of this Agreement or called a special meeting of shareholders of the Company for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, in each case, by the Close of Business on the date that is 90 calendar days after the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act (the “Board Evaluation Period”), the holders of record (or their duly authorized proxy) of at least 20% or more of shares of Common Stock of the Company then outstanding (excluding shares of Common Stock that are Beneficially Owned by the Person making the Qualifying Offer) (the “Requisite Percentage”) may submit to the Board, no later than 90 calendar days after the Board Evaluation Period a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board to submit to a vote of the Company’s shareholders at a special meeting of the shareholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining eligible holders of record shall be the 30th calendar day after the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act. Any Special Meeting Demand must be (A) delivered to the Secretary at the principal executive offices of the Company; and (B) signed by the demanding shareholders (the “Demanding Shareholders”) or a duly authorized agent of the Demanding Shareholders.

(ii)    After receipt of Special Meeting Demands in proper form and in accordance with this Section 23(c) from Demanding Shareholders holding the Requisite Percentage, the Board shall take such actions necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of the Company’s shareholders at a Special Meeting to be convened within 90 calendar days after the last day of the Board Evaluation Period (the “Special Meeting Period”) by including a proposal relating to adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company at any time during the Special Meeting Period and before a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution is separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its fiduciary duties.

(iii)    If no Person has become an Acquiring Person before the Exemption Date and the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting has not been convened on or before the last day of the Special Meeting Period (the “Outside Meeting Date”); or (B) if, at the Special Meeting at which a quorum is present, a majority of shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board (excluding shares of Common Stock Beneficially Owned by the Person making the Qualified Offer and such Person’s Related Persons) shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be exempt from the application of this Agreement in all respects to such Qualifying Offer as long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote by shareholders of the Company not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement. Immediately upon the Close of Business on the Exemption Date, and without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate and, notwithstanding anything in this Agreement to the contrary, the consummation of the Qualifying Offer shall not cause the offeror (or its Related Persons) to become an Acquiring Person; and the Rights shall immediately expire and have no further force and effect upon such consummation.

SECTION 24. Exchange.

(a)    The Board may, at its option and in its sole discretion, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of the Company’s Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of 50% or more of the shares of the Company’s Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of a Flip-Over Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

(b)    Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24, and without any further action or notice, the right to exercise such Rights will terminate, and the only right thereafter of a holder of such Rights shall be to receive a number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange (and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such exchange has occurred); and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice will not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights shall be effected and, upon any partial exchange, the number of Rights that shall be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c)    The Company may at its option substitute, and, if there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Stock, as such term is defined in Section 11(b)) such that the Current Market Price of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Market Price of one share of Common Stock as of the date of such exchange.

(d)    Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the shares of the Company’s Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e). Before effecting an exchange pursuant to this Section 24, the Board may, in its sole discretion, direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement, and the Company shall issue to the trust created by the Trust Agreement, (the “Trust”) all or a portion (as designated by the Board) of the shares of the Company’s Common Stock and other securities, if any, distributable pursuant to the Exchange, and all shareholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Before effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or of such other securities (as the case may be).

SECTION 25. Notice of Certain Events.

(a)    If the Company proposes, at any time after the earlier of the Distribution Date or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(m)) or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(m)); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of the Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days before the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least 10 days before the date of the taking of such proposed action or the date of participation therein by the holders of the shares of the Preferred Stock, whichever is earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Articles of Incorporation; provided, further, that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b)    If any Flip-In Event occurs, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii); and (ii) all references in paragraph (a) of this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c)    If any Flip-Over Event occurs, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a).

SECTION 26. Notices.

Notices, communications or demands authorized by or given pursuant to this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing by the Rights Agent with the Company), as follows:

If to the Company, at its address at:

Daktronics, Inc.
201 Daktronics Drive
Brookings, South Dakota 57006
Attention: Corporate Secretary

with a copy to:

Winthrop & Weinstine, P.A.
Suite 3500
225 South Sixth Street
Minneapolis, Minnesota 55402
Attention: Michele D. Vaillancourt

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed (until another address is filed in writing with the Rights Agent), as follows:

Equiniti Trust Company
1100 Centre Pointe Curve, Suite 101
Mendota Heights, Minnesota 55120-4101
Attention: Andrea Severson

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if before the Distribution Date, to the holder of shares of the Company’s Common Stock) shall be sufficiently given or made if sent by first-class or express United States mail, FedEx or UPS, postage prepaid and properly addressed, to such holder at the address of such holder as shown on the registry books of the Company.

SECTION 27. Supplements and Amendments.

Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity; (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein; (c) shorten or lengthen any time period hereunder; or (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after any Person becomes an Acquiring Person, this Agreement may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e)) as such or cause this Agreement to become amendable other than in accordance with this Section 27. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person, amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Sections 18, 19, 20, 21, or this Section 27 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall provide within three Business Days of the adoption of an amendment to the Agreement written notification of such amendment to the Rights Agent.
Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent has the sole and absolute discretion to enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Before the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

SECTION 28. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 29. Determinations and Actions by the Board.

Except as otherwise specifically provided herein, the Board, in its sole discretion, has the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23, to exchange or not exchange the rights in accordance with Section 24, or to amend or not amend this Agreement in accordance with Section 27). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall be (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to recommend that holders of shares of Common Stock of the Company reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualifying Offer or any other tender offer or other acquisition proposal that the Board determines in good faith is necessary or appropriate in the exercise of its fiduciary duties.

SECTION 30. Benefits of this Agreement.

Nothing in this Agreement may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, before the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; rather, this Agreement is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, before the Distribution Date, the registered holders of shares of Common Stock of the Company).

SECTION 31. Tax Compliance and Withholding.

The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to Sections 1441, 1442, 1445, 1471 through 1474, and 3406 of the Internal Revenue Code of 1986, as amended, or by any federal or state statutes subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing authority. The Company will provide withholding and reporting instructions to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting, or payment except as specifically instructed by the Company.

SECTION 32. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority with jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and will not expire until the Close of Business on the 10th Business Day after the date of such determination by the Board.

SECTION 33. Governing Law.

This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of South Dakota and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties, obligations, and immunities of the Rights Agent shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to contracts made and to be performed entirely within the State of Minnesota, without regard to the principles or rules concerning conflicts of laws which might otherwise require application of the substantive laws of another jurisdiction.

SECTION 34. Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of Agreement by facsimile or other customary means of electronic transmission (for example, “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 35. Descriptive Headings; Section References.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections in this Agreement are to Sections of this Agreement unless expressly provided otherwise.

SECTION 36. Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including, without limitation, any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties with information, labor dispute, accident or failure or malfunction of any utilities, communication or computer (software or hardware) services or similar occurrence).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

Daktronics, Inc., as the Company

By:    /s/Sheila M. Anderson
    Sheila M. Anderson
Chief Financial Officer

Equiniti Trust Company, as the Rights Agent

By:    /s/Martin Knapp
    Martin Knapp
    Vice President

Signature Page to
Rights Agreement

Exhibit A

ARTICLES OF AMENDMENT
TO
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
DAKTRONICS, INC.

(Pursuant to Section 47-1A-602.1 of the South Dakota Business Corporation Act)

In accordance with Sections 47-1A-602 and 47-1A-602.1 of the South Dakota Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation filed with the South Dakota Secretary of State on September 6, 2013 (the “Articles”):

I.    The name of the corporation is Daktronics, Inc.

II.    The text of the amendment is as follows:

Article 4 of the Articles is hereby amended, pursuant to the authority granted to the Board of Directors of this corporation by the Articles, by adding a new Section 4.3 that reads in its entirety as follows:
“4.3
(i)    Designation and Amount. Of the 5,000,000 shares of undesignated stock, each without par value, authorized in Section 4.1 above, 50,000 shares shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock.

(ii)    Dividends and Distributions.

(a)    Subject to the rights of the holders of any shares of any other series or class of stock of the corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, no par value (collectively, the “Common Stock”), of the corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for that purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (1) $1.00 or (2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately before such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

(b)    The corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section (ii) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days before the date fixed for the payment thereof.

(iii)    Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the corporation. If the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

(b)    Except as otherwise provided herein, in any other articles of amendment creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.

(c)    Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights, and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(iv)    Certain Restrictions.

(a)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section (ii) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

(1)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(2)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(4)    redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (a) of this Section (iv), purchase or otherwise acquire such shares at such time and in such manner.

(v)    Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of stock of the corporation, no par value, and may be reissued as part of a new series of preferred stock or other stock subject to the conditions and restrictions on issuance set forth herein, in the Articles, or in any other articles of amendment creating a series of preferred stock or other stock or as otherwise required by law.

(vi)    Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the corporation, voluntary or otherwise, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (1) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (2) an amount, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately before such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

(vii)    Consolidation, Merger, Etc. If the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately before such event.

(viii)    No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

(ix)    Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the corporation’s preferred stock, and shall rank senior to the Common Stock as to such matters.

(x)    Amendment. The Articles of the corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

(xi)    Fractional Shares. The Series A Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred Stock.”

III.    Except as amended by these Articles of Amendment, the Articles of the corporation shall remain in full force and effect.

IV.    These Articles of Amendment were duly adopted by the Board of Directors of the corporation on [˖], 2018, without shareholder approval because no such approval was required.

V.    These Articles of Amendment to the Articles of the corporation will be effective as of 5:00 p.m. Central Time on [˖], 2018.

Daktronics, Inc.

By:
Sheila M. Anderson, Chief Financial Officer

By:
Carla S. Gatzke, Secretary

STATE OF SOUTH DAKOTA )
)
COUNTY OF BROOKINGS )

On this ____ day of ___________, 2018, before me, a Notary Public within and for said State and County, personally appeared Sheila M. Anderson and Carla S. Gatzke, who, being by me first duly sworn, declared that they are the Chief Financial Officer and Secretary, respectively, of Daktronics, Inc., that they signed the foregoing Articles of Amendment as Chief Financial Officer and Secretary of Daktronics, Inc., and that the statements therein contained are true and correct.

                        _________________________________________________________
Notary Public
                        My Commission Expires: ____________________________________

Exhibit B

SUMMARY OF RIGHTS
TO PURCHASE SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

The Board of Directors (the “Board”) of Daktronics, Inc., a South Dakota corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, no par value, of the Company (the “Common Stock”). The dividend is payable on November 19, 2018 (the “Record Date”) to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, no par value, of the Company (the “Preferred Stock”) at a price of $25.00 per one one-thousandth of a share of Preferred Stock (the “Exercise Price”), subject to adjustment. The terms of the Rights are set forth in a Rights Agreement dated as of November 16, 2018, as the same may be amended from time to time (the “Rights Agreement”), between the Company and Equiniti Trust Company, as Rights Agent (the “Rights Agent”). All capitalized terms used but not defined in this Summary of Rights to Purchase Series A Junior Participating Preferred Stock (the “Summary of Rights”) have the meanings given to them in the Rights Agreement.

Until the earlier to occur of (i) the close of business on the 10th business day after a public announcement that a Person or group of affiliated or associated Persons (with certain exceptions, an “Acquiring Person”) has acquired Beneficial Ownership of 20% or more of the outstanding shares of Common Stock and (ii) the close of business on the 10th business day after the commencement by any Person of, or of the first public announcement of the intention of any Person to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares) outstanding as of the Record Date, by such Common Stock certificate (or book entry shares) together with this Summary of Rights.

The Rights Agreement provides that, until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration or redemption of the Rights), new Common Stock certificates issued after the Record Date upon the transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference, and notice of such legend will be furnished to holders of book entry shares. Until the Distribution Date (or earlier expiration or redemption of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without such legend or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or registered in book entry form. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on November 19, 2021; (ii) the time at which the Rights are redeemed or exchanged by the Company, in each case as described below; or (iii) upon the closing of certain transactions.

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) upon a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment upon a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. Upon the liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of the greater of (i) $1,000.00 per share (plus any accrued but unpaid dividends), and (ii) an amount equal to 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, upon any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

If any Person or group of affiliated or associated Persons becomes an Acquiring Person, each holder of a Right (other than Rights Beneficially Owned by the Acquiring Person, Affiliates and Associates of the Acquiring Person, and certain transferees thereof, which will have become null and void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

If, after a Person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights Beneficially Owned by an Acquiring Person, Affiliates and Associates of the Acquiring Person, and certain transferees thereof, which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the Person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

At any time after any Person or group becomes an Acquiring Person and before the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person, Affiliates and Associates of the Acquiring Person, and certain transferees thereof, which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges) at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in the Exercise Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of shares of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

At any time before the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than holders of Rights owned by or transferred to any Person who is or becomes an Acquiring Person, Affiliates and Associates of an Acquiring Person, and certain transferees thereof).

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated November 16, 2018. A copy of the Rights Agreement is available free of charge from the Company. The description of the Rights in this Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

Exhibit C

FORM OF RIGHTS CERTIFICATE

Certificate No. R-________________________                ________________________ Rights

NOT EXERCISABLE AFTER NOVEMBER 19, 2021 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR A RELATED PERSON OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT DATED AS OF NOVEMBER 16, 2018 BY AND BETWEEN DAKTRONICS, INC. AND EQUINITI TRUST COMPANY (THE “RIGHTS AGREEMENT”)). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*
______________________________________________________________________________________________
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

DAKTRONICS, INC.

RIGHTS CERTIFICATE

This certifies that _____________, or its/her/his registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of November 16, 2018, as it may be amended from time to time (the “Rights Agreement”), between Daktronics, Inc., a South Dakota corporation (the “Company”), and Equiniti Trust Company (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and before 5:00 p.m. (Minneapolis, Minnesota time) on November 19, 2021, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully-paid, non-assessable share of the Company’s Series A Junior Participating Preferred Stock, no par value (the “Preferred Stock”), at a purchase price (the “Exercise Price”) of $25.00 per one one-thousandth of a share of Preferred Stock (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related Certificate duly completed and executed. The Exercise Price may be paid by cash, certified bank check or money order payable to the order of the Company. The number of Rights evidenced by this Rights Certificate (and the number of shares of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share as set forth above, are the number and Exercise Price as of the close of business on November 19, 2018, based on the Preferred Stock as constituted at such date and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement.

Capitalized terms used and not defined herein have the meaning given to them in the Rights Agreement.

From and after the occurrence of a Flip-In Event or Flip-Over Event, the Rights evidenced by this Rights Certificate Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person shall become null and void, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-In Event or Flip-Over Event.

The Rights evidenced by this Rights Certificate shall not be exercisable, and shall be void as long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

As provided in the Rights Agreement, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be acquired upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandth of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company under certain circumstances at its option at a redemption price of $0.001 per Right at any time before the earlier of the Close of Business on (i) the tenth Business Day following the Stock Acquisition Date or (ii) the Final Expiration Date.

At any time after a person becomes an Acquiring Person and before the acquisition by such person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per each outstanding Right or, in certain circumstances, other equity securities of the Company which are deemed by the Board to have the same value as shares of Common Stock, subject to adjustment.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of:        ______________________________________
Daktronics, Inc.

By:    ___________________________________________

Name:    ___________________________________________

Title:    ___________________________________________

COUNTERSIGNED:

Dated as of:        ______________________________________

Equiniti Trust Company, as Rights Agent

By:    ___________________________________________

Name:    ___________________________________________

Title:    ___________________________________________

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ as Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _______________________     ____________________________
Signature
Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [____] is [____] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and
(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [____] did [____] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: _______________________     ____________________________
Signature

Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

If the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise
Rights represented by the Rights Certificate.)

To: __________________________

The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or such other property which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or such other securities of the Company or of any other person or such other property as may be issuable upon the exercise of the Rights) be issued in the name of and delivered to:
______________________________________________________________________________
(Please print name and address)
______________________________________________________________________________
Please insert social security or other identifying number_________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
______________________________________________________________________________
(Please print name and address)
______________________________________________________________________________
Please insert social security or other identifying number_________________________________

Dated: _______________________      ____________________________
Signature
Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: _______________________     ____________________________
Signature
Signature Guaranteed:

NOTICES

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a level acceptable to the Rights Agent.

If the certification set forth above is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

APPENDIX C
DAKTRONICS, INC.
FIRST AMENDMENT TO RIGHTS AGREEMENT

This First Amendment to Rights Agreement, dated as of November 19, 2021 (the “Amendment”), is by and between Daktronics, Inc., a South Dakota corporation (the “Company”), and Equiniti Trust Company (the “Rights Agent”).
WITNESSETH:

WHEREAS, the Company and the Rights Agent executed and entered into that certain Rights Agreement dated as of November 16, 2018 (the “Original Rights Agreement”) under which the Company’s Board of Directors authorized and declared a dividend distribution of one preferred share purchase Right for each share of Common Stock of the Company that was paid on November 19, 2018 as the Record Date to holders of record of the Company’s Common Stock issued and outstanding at the Close of Business on November 19, 2018 and also authorized the issuance of one Right for each share of Common Stock of the Company that became outstanding between the Record Date (whether originally issued or from the Company’s treasury) and the earlier of the Distribution Date, the Redemption Date and the Final Expiration Date, each Right representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock of the Company, all upon the terms and subject to the conditions set forth in the Original Rights Agreement;

WHEREAS, Section 27 of the Original Rights Agreement provides that the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement without the approval of any holders of the Rights including, without limitation, to shorten or lengthen any period under the Original Rights Agreement;

WHEREAS, the Company has determined that it is necessary or desirable, in the interests of the Company and the holders of the Rights, to amend the Original Rights Agreement as provided herein; and

WHEREAS, all acts and things necessary to make this Amendment a valid agreement according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects authorized by the Company and the Rights Agent.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Right Agent hereby agree as follows:

1.    Amendment to Section 7(a) of Original Agreement. Section 7(a) of the Original Rights Agreement is hereby amended and restated in its entirety as follows:

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a)), in whole or in part, at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a share of Preferred Stock of the Company (or Common Stock of the Company, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or before the earliest of (i) the Close of Business on November 19, 2024 (the “Final Expiration Date”); (ii) the time at which the Rights are redeemed pursuant to Section 23 (the “Redemption Date”); (iii) the time at which the Rights are exchanged pursuant to Section 24 (the “Exchange Date”); or (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 1(i)(ii)(A)(4) and Section 13(f) at which time the Rights are terminated; (the earliest of (i), (ii) (iii) and (iv) being herein referred to as the “Expiration Date”).

2.    Amendment to Section 7(b) of Original Agreement. Section 7(b) of the Original Rights Agreement is hereby amended and restated in its entirety as follows:

(b) Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock of the Company. The Exercise Price for each one one-thousandth of a share of Preferred Stock of the Company pursuant to the exercise of a Right initially shall be $20.00, which shall be subject to adjustment from time to time as provided in Sections 11 and 13, and payable in lawful money of the United States in accordance with paragraph (c) of this Section 7

3.    Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to them in the Original Rights Agreement.

4.    Effect of Amendment. It is the intent of the Company and the Rights Agent that this Amendment constitutes an amendment of the Original Rights Agreement as contemplated by Section 27 thereof. Except as expressly provided in this Amendment, the terms of the Original Rights Agreement remain in full force and effect. Unless the context clearly provides otherwise, any reference to this “Agreement” or the “Rights Agreement” shall be deemed to be a reference to the Original Rights Agreement as amended hereby.

5.    Benefits of this Amendment. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the holders of the shares of Common Stock) any legal or equitable right, remedy or claim under this Amendment; and this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the holders of the shares of Common Stock).

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6.    Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

7.    Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of South Dakota (other than its conflicts of law provisions) and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

8.    Counterparts. This Amendment may be executed in any number of counterparts, and each of such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.

9.    Descriptive Headings. Descriptive headings of the Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Daktronics, Inc., as the Company

By: /s/Sheila M. Anderson
Sheila M. Anderson
Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Equiniti Trust Company, as the Rights Agent
By: /s/Andrea Severson
Andrea Severson
Its: Senior Vice President

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